     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 2000


                                                     1933 ACT FILE NO. 333-38096


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-2

                        (Check Appropriate Box or Boxes)


/X/              REGISTRATION STATEMENT UNDER
                  THE SECURITIES ACT OF 1933

               /X/ Pre-Effective Amendment No. 1
               / / Post-Effective Amendment No.


                         ------------------------------
                     MEVC DELTA LIFE SCIENCES FUND I, INC.

               (Exact name of registrant as specified in charter)


                               991 FOLSOM STREET
                            SAN FRANCISCO, CA 94107


(Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                         ------------------------------

                                 (877) 474-6382

              (Registrant's Telephone Number, Including Area Code)
                         ------------------------------


                              PETER S. FREUDENTHAL
                     MEVC DELTA LIFE SCIENCES FUND I, INC.
                               991 FOLSOM STREET
                            SAN FRANCISCO, CA 94107


(Name and Address (Number, Street, City, State, Zip Code) of Agent For Service)
                         ------------------------------

                                   COPIES TO:

          R. Charles Miller                          Robert M. Smith
      Kirkpatrick & Lockhart LLP                   Dewey Ballantine LLP
   1800 Massachusetts Avenue, N.W.                333 South Hope Street
     Washington, D.C. 20036-1800                Los Angeles, CA 90071-1406

                         ------------------------------

 Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

    It is proposed that this filing will become effective (check appropriate box):

        /X/ when declared effective pursuant to Section 8(c).
                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                                                               PROPOSED MAXIMUM
                                                                  AGGREGATE          PROPOSED MAXIMUM
              TITLE OF                     AMOUNT BEING         OFFERING PRICE          AGGREGATE             AMOUNT OF
     SECURITIES BEING REGISTERED            REGISTERED             PER UNIT         OFFERING PRICE(1)      REGISTRATION FEE
Common Stock, $.001 par value........       5,000,000               $20.00             $100,000,000           $26,400(2)

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.


(2) Previously paid.

                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     MEVC DELTA LIFE SCIENCES FUND I, INC.

                             CROSS REFERENCE SHEET


         NO.                       DESCRIPTION                                  LOCATION
---------------------   ----------------------------------  -------------------------------------------------
PART A--INFORMATION REQUIRED IN A PROSPECTUS

Item 1.                 Outside Front Cover                 Outside Front Cover

Item 2.                 Inside Front and Outside Back       Inside Front and Outside Back Cover
                        Cover

Item 3.                 Fee Table and Synopsis              Fee Table and Synopsis

Item 4.                 Financial Highlights                Not Applicable

Item 5.                 Plan of Distribution                Underwriting

Item 6.                 Selling Shareholders                Not Applicable

Item 7.                 Use of Proceeds                     Use of Proceeds

Item 8.                 General Description of the          Outside Front Cover Page; Prospectus Summary;
                        Registrant                          Business; Risk Factors

Item 9.                 Management                          Management; Directors and Officers; Investment
                                                            Adviser; Investment Sub-Adviser; Potential
                                                            Conflicts of Interest (SAI); Risk Factors

Item 10.                Capital Stock, Long-Term Debt and   Description of Capital Stock; Distributions;
                        Other Securities                    Dividend Reinvestment Plan

Item 11.                Defaults and Arrears on Senior      Not Applicable
                        Securities

Item 12.                Legal Proceedings                   Not Applicable

Item 13.                Table of Contents of the Statement  Table of Contents of the Statement of Additional
                        of Additional Information           Information

PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14.                Cover Page                          Cover Page (SAI)

Item 15.                Table of Contents                   Table of Contents of the Statement of Additional
                                                            Information (SAI)

Item 16.                General Information and History     Not Applicable

Item 17.                Investment Objective and Policies   Prospectus Summary; Investment Objective and
                                                            Principal Strategies; Risk Factors; Business;
                                                            Investment Company Act Regulation; Investment
                                                            Policies (SAI); Investment Company Act Regulation
                                                            (SAI)

Item 18.                Management                          Management (Item 9)

Item 19.                Control Persons and Principal       Management; Investment Adviser; Investment Sub-
                        Holders of Securities               Adviser; Potential Conflicts of Interest (SAI)

Item 20.                Investment Advisory and Other       Investment Adviser; Investment Sub-Adviser;
                        Services                            Transfer Agent and Registrar; Dividend Disbursing
                                                            Agent; Custodian; Sub-Administrator (SAI)

         NO.                       DESCRIPTION                                  LOCATION
---------------------   ----------------------------------  -------------------------------------------------
Item 21.                Brokerage Allocation and Other      Fee Table and Synopsis; Prospectus Summary; The
                        Practices                           Offering; Underwriting

Item 22.                Tax Status                          Distributions; Federal Income Tax Matters (SAI)

Item 23.                Financial Statements                Statement of Assets and Liabilities

PART C--OTHER INFORMATION

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

The information in this prospectus is not complete and may be changed. The fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS            Subject to completion            July 21, 2000

--------------------------------------------------------------------------------

_____ Shares

meVC Delta Life Sciences Fund I, Inc.
A VENTURE CAPITAL AND PRIVATE EQUITY FUND

Common Stock

----------------------------------------------------------------------


meVC Delta Life Sciences Fund I, Inc., or the Fund, is offering up to shares of its common stock. We are a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act. Our investment objective is long-term capital appreciation primarily from venture capital, private equity and structured investments in life sciences companies, including those focused in the biotechnology, genomics, proteomics, pharmaceuticals, medical devices, drug delivery, diagnostics, predictive medicine and healthcare information technology sectors. We will invest in life sciences companies primarily through:



-- Venture capital investments in private companies at various stages of development through seed, expansion and mezzanine financing.



-- Private equity investments in later stage private companies and companies whose shares are publicly traded.



-- Structured investments in private and publicly traded companies through financial instruments that offer greater protection of principal, such as convertible preferred stock and collateralized debt securities.



The Fund may also invest up to 25% of its assets in high growth companies outside the life sciences industry.



You must purchase a minimum of 100 of our shares to participate in this offering. There is currently no public market for our shares. We intend to apply for authorization to list our shares on the New York Stock Exchange under the symbol [HVC]. Prior to this date, the underwriters do not intend to make a market in our shares, although we cannot be certain that a limited market will not develop. Consequently, an investment in our shares will be illiquid, at least in the short term. Additionally, the stock of closed-end investment companies frequently trades at a discount to net asset value and we cannot assure you that our stock will not also be discounted in the market. Due to a variety of factors, including our lack of prior operating history, the substantial risk associated with the portfolio companies in which we intend to invest, the illiquid nature of a substantial majority of our portfolio company investments and the uncertainty associated with valuing our portfolio investments, an investment in our stock involves a high degree of risk. You could lose some or all of your investment.



BEFORE BUYING ANY SHARES, YOU SHOULD READ THE DISCUSSION OF MATERIAL RISKS OF INVESTING IN SHARES OF OUR COMMON STOCK IN "RISK FACTORS" BEGINNING ON PAGE 8.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                              PER SHARE       TOTAL
---------------------------------------------------------------------------------------
Public offering price                                          $          $
---------------------------------------------------------------------------------------
Sales load                                                     $          $
---------------------------------------------------------------------------------------
Proceeds, before expenses, to the Fund                         $          $
---------------------------------------------------------------------------------------

The underwriters may purchase up to      additional shares at the public
offering price, less sales load, solely to cover over-allotments, if any. If this option is exercised in full, the total public offering price, sales load
and proceeds before expenses to the Fund will be $      , $      and $      ,
respectively.

The underwriters are offering the common stock as set forth under
"Underwriting." Delivery of the shares will be made on or about         , 2000.

UBS Warburg LLC

Through and including             , 2000 (the 25th day after commencement of
this offering), federal securities law may require all dealers selling shares of our common stock, whether or not participating in this offering, to deliver a prospectus. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Prospectus Summary....................      1

The Offering..........................      5

Fee Table and Synopsis................      7

Risk Factors..........................      8

Forward-Looking Statements............     17

Use of Proceeds.......................     18

Business..............................     19

Investment Objective and Principal
  Strategies..........................     20

Management............................     26

Directors and Officers................     26

Investment Adviser....................     27

Investment Sub-Adviser................     28

Valuation of Portfolio Securities.....     32

Investment Company Act Regulation.....     34

Description of Capital Stock..........     36

Distributions.........................     38

Dividend Reinvestment Plan............     39

Underwriting..........................     40

Legal Matters.........................     42

Experts...............................     42

Table of Contents of the Statement of
  Additional Information..............     43

Additional Information................     44

Report of Independent Accountants.....     45

Financial Statements..................     46

Appendix: "Meet the Management"
  Presentation........................     49


--------------------------------------------------------------------------------


THIS PROSPECTUS CONCISELY PROVIDES THE INFORMATION THAT YOU SHOULD KNOW BEFORE INVESTING IN SHARES OF OUR COMMON STOCK. YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. WE HAVE INCLUDED MORE INFORMATION ABOUT THE FUND IN A STATEMENT OF ADDITIONAL INFORMATION, OR SAI, THAT WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE SAI IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. WE HAVE INCLUDED THE TABLE OF CONTENTS OF THE SAI ON PAGE [ ]. YOU MAY OBTAIN A COPY OF THE SAI FREE OF CHARGE BY WRITING TO US AT 991 FOLSOM STREET, SAN FRANCISCO, CALIFORNIA 94107, ATTN: SECRETARY, OR BY CALLING (877) 474-6382. THE PROSPECTUS AND SAI WILL BE AVAILABLE ON OUR WEBSITE
AT [    ] AND ARE AVAILABLE ON THE SEC'S WEBSITE AT http://www.sec.gov. THE
INFORMATION ON THE WEBSITE OF THE PARENT COMPANY OF OUR INVESTMENT ADVISER, http://www.meVC.com, IS NOT A PART OF THIS PROSPECTUS.


--------------------------------------------------------------------------------

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS AND THE SAI. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. WE ARE NOT OFFERING SHARES OF OUR COMMON STOCK FOR SALE IN ANY JURISDICTION WHERE SUCH OFFER OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ON ANY DATE OTHER THAN THE DATE SET FORTH ON THE FRONT COVER OF THIS PROSPECTUS.

Prospectus summary

This summary highlights information contained elsewhere in this prospectus. This summary is not complete and is not intended to contain all of the information that investors should consider before investing in our shares. You should read the entire prospectus carefully before purchasing our shares.

THE FUND


We are a newly organized, closed-end investment company that has elected to be treated as a business development company under the Investment Company Act. Our investment adviser is meVC Advisers, Inc., or meVC Advisers. Our investment sub-adviser is Diaz, Altschul & Enright Advisers, LLC, or DAE Advisers. Both meVC Advisers and DAE Advisers are registered investment advisers under the Investment Advisers Act.


meVC Advisers will set our strategic and operational direction and will oversee the management of the Fund through the activities of DAE Advisers. meVC Advisers will also manage our day-to-day operations, including our accounting, finance, marketing, record-keeping and regulatory compliance efforts.


DAE Advisers will identify, structure and negotiate investments for the Fund, as well as monitor and assist our portfolio companies in the accomplishment of their operating objectives. The managing members of DAE Advisers are Reinaldo M. Diaz, Arthur G. Altschul, Jr., and Patrick G. Enright. They have over 40 years of investment experience, including experience investing in venture stage companies, as well as entrepreneurial and managerial experience in the life sciences industry. They have served on numerous boards of directors and have gained experience building venture and development stage companies into successful enterprises. Through their experience as fund managers, principal investors and operating executives, they have developed an extensive network of contacts throughout the industry that is expected to generate numerous investment opportunities. Moreover, they have extensive understanding of the capital markets for life sciences companies, as well as direct experience investing in common stock, structured equity and debt of venture stage companies, as well as development stage publicly traded companies. The managing members of DAE Advisers are also the investment advisers to the Delta Funds, a group of private investment funds with approximately $100 million in assets. The Delta Funds focus on making investments in healthcare and life sciences companies. Since 1996, the managing members of DAE Advisers have structured over $250 million in investments.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


Our investment objective is long-term capital appreciation primarily from venture capital, private equity and structured investments in life sciences companies, including those focused in the biotechnology, genomics, proteomics, pharmaceuticals, medical devices, drug delivery, diagnostics, predictive medicine and healthcare information technology sectors. Venture capital investments are typically long-term investments in companies with high growth potential whose stock is not publicly traded. Private equity investments, in addition to traditional venture capital investments, include investments in the assets or securities of operating companies at a later stage of development through, for example, leveraged buy-outs, roll-ups and going private transactions. Structured investments are generally long-term investments in publicly traded or privately held companies that are intended to offer greater protection of principal, such as debt securities whose principal amount is collateralized by assets owned by the issuer. The Fund may also invest up to 25% of its assets in high growth companies outside the life sciences industry. Potential portfolio companies will be screened according to prescribed investment criteria and further assessment of all prospects' technologies, products, target markets and management teams will also be conducted as needed.



After selecting our portfolio companies, we will seek to enhance the value of portfolio companies particularly through the application of the experience of the managing members of DAE Advisers as investors and as operating executives. In particular, we plan to use our extensive relationships throughout the life sciences industry to facilitate strategic initiatives such as mergers and partnerships, raising capital, attracting key employees, and other value-added activities.


INVESTMENT RATIONALE

Life sciences is a dynamic and innovative industry which spans many sectors and utilizes numerous areas of science and technology. Several of these sectors have significant impact on the U.S. economy. For example, the healthcare sector represents about 14% of the U.S. Gross Domestic Product, with approximately $1.3 trillion in annual outlays. Life sciences sectors include biotechnology, genomics, proteomics, pharmaceuticals, medical devices, drug delivery, diagnostics, predictive medicine and healthcare information technology. We believe the life sciences industry has strong growth potential driven by the need for new medical treatments, improved diagnostic tools and more efficient information processing systems. We believe technological innovation in the life sciences will continue to create many attractive investment opportunities. We cannot assure you, however, that we will achieve our investment objective or that the performance of the companies in which we make investments will be as anticipated.

HISTORICAL PERFORMANCE OF VENTURE CAPITAL AND PRIVATE EQUITY FUNDS


As discussed above, we intend to make venture capital, private equity and structured investments primarily in the life sciences industry. Based upon information provided by Venture Economics, the venture capital and private equity industries have experienced long-term returns that have generally outperformed the S&P 500 Index over a one, five and ten year period. According to Venture Economics, for all reporting private equity funds formed between 1989 and 1999, the historical annual rate of return, net of fees and expenses, as of December 31, 1999 was as follows:



                                                         1-YEAR RETURN   5-YEAR RETURN   10-YEAR RETURN
                                                         ----------------------------------------------

Venture Capital (1)....................................      164.1%          53.9%            36.9%
Private Equity (1).....................................       30.5%          19.0%            20.1%
Venture Capital and Private Equity (1).................       70.5%          31.4%            27.3%
S&P 500 Index (2)......................................       21.0%          28.6%            18.2%


------------------


(1) The venture capital and private equity return figures were calculated by Venture Economics, a division of Thomson Financial Securities Data. These figures represent the pooled internal rates of return of venture capital and private equity funds, or pooled IRR. Unlike the S&P 500 Index, pooled IRR is a method of calculating an aggregate internal rate of return for a group of venture capital and private equity funds by summing cash flows together and calculating the internal rate of return on the portfolio cash flow. These benchmarks include all funds formed between 1989 and 1999 as of December 31, 1999. Performance data is net of fees and carried interest.



(2) S&P 500 Index as of December 31, 1999, according to Standard & Poor's.



Past performance of the venture capital and private equity industries is not necessarily indicative of either industry's future performance, nor is it a proxy for predicting the returns of the Fund. In particular, because of recent market conditions specifically in the technology sector, one year return information may not accurately reflect future one year rates of return. The Fund will invest primarily in the life sciences industry, whereas these general indices reflect the return of investments in a broader range of industries. We cannot guarantee that we will meet the rates of return historically realized by the venture capital and private equity industries. Moreover, our overall return will be reduced by certain factors related to our structure as a publicly-traded business development company. Such factors include the lower return we are likely to realize on short-term liquid investments during the period in which we are identifying potential investments, as compared to many venture capital and private equity funds that draw previously committed capital from investors periodically to make investments and do not commit significant capital to short-term liquid investments. In addition, periodic disclosure is required of business development companies, which could result in the Fund being less attractive as an investor to certain potential portfolio companies.


COMPENSATION OF INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER

As compensation for its investment advisory, management and administrative services, we have agreed to pay meVC Advisers an annual management fee equal to 2.5% of our average weekly net assets, payable in monthly installments. We have also agreed to pay meVC Advisers annual incentive compensation equal to 20% of our annual realized capital gains net of realized and unrealized capital losses. Payment of this type of incentive compensation, referred to as a "carried interest," is typical in the venture capital and private equity industries. Carried interest payments provide an economic incentive for venture capital and private equity fund managers to select investments with the potential to achieve the greatest appreciation over time. We believe that payment of a carried interest is an important component of our ability to attract and retain high quality fund managers.

As payment for its services as our investment sub-adviser, meVC Advisers has agreed to pay DAE Advisers 40% of the management fee, or an annual fee equal to 1.0% of our average weekly net assets, payable in monthly installments. meVC Advisers has also agreed to pay DAE Advisers additional compensation equal to 85% of any carried interest payment, or a carried interest equal to 17% of our annual realized capital gains net of realized and unrealized capital losses.

CLOSED-END FUND STRUCTURE

We are a newly organized, non-diversified closed-end fund. Closed-end funds differ from open-end funds (which are commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of a shareholder. With a mutual fund, shares may be redeemed or bought back by the mutual fund at net asset value if a shareholder wishes to sell the shares of the fund. With a closed-end fund, if you wish to sell your shares you must trade them on the market like any other stock at the price prevailing in the market for the shares at that time. Trading in our shares will commence not later than 90 days from the date of the offering. Prior to this date, the underwriters do not intend to make a market in our shares, although we cannot be certain that a limited market will not develop. Also, mutual funds generally offer new shares of the fund on a continuous basis to new investors, whereas closed-end funds do not. In addition, shares of closed-end funds frequently trade at a discount to their net asset value. In particular, our shares may trade at a discount even greater than other closed-end funds since we may not realize a return on our investments for a considerable amount of time.

LIQUIDATION

Although it has no plan or obligation to do so, our Board of Directors may elect to liquidate the Fund and distribute to our stockholders any proceeds in cash or
securities after               , 2010.

ADDITIONAL INFORMATION


We were incorporated in Maryland on May 19, 2000. Our executive offices are located at 991 Folsom Street, San Francisco, California 94107 and our telephone
number is (877) 474-6382. Our website address is [    ]. The information
contained on the website of the parent of our investment adviser, http://www.meVC.com, is not a part of this prospectus.

The offering


Shares offered by the Fund....  5,000,000 shares

Minimum investment............  100 shares

Investment objective..........  Our investment objective is long-term capital appreciation primarily from venture capital, private equity and
                                structured investments in life sciences companies, including those focused in the biotechnology, genomics, proteomics,
                                pharmaceuticals, medical devices, drug delivery,
                                diagnostics, predictive medicine and healthcare information technology sectors. Venture capital investments are
                                typically investments in private companies at various stages of development through seed, expansion and mezzanine
                                financing. Private equity investments are generally
                                investments in later stage private companies and companies whose shares are publicly traded. Structured investments
                                refer to investments in private and publicly traded
                                companies through securities that offer greater protection of principal, such as convertible preferred stock and
                                collateralized debt securities. Such structured investments use various financial vehicles in attempts to provide
                                attractive returns with a reduced risk of loss of principal.
                                The Fund may invest up to 25% of its assets in investments outside the life sciences industry, including investments in public and private companies in other growth sectors that we believe have high growth potential over the long term.

Investment advisory             Our investment adviser is meVC Advisers and our investment services......................  sub-adviser is DAE Advisers.

Principal strategies..........  meVC Advisers and DAE Advisers will use the following principal strategies to achieve our investment objective:

                                --  emphasize investments in life sciences companies,
                                primarily in the biotechnology, genomics, proteomics,
                                    pharmaceuticals, medical devices, drug delivery,
                                    diagnostics, predictive medicine and healthcare
                                    information technology sectors;

                                --  utilize a flexible model by investing in venture
                                capital, private equity and structured financings, with an emphasis on mezzanine and expansion round financing as
                                    well as other private investments in later-stage
                                    companies with publicly traded shares;

                                --  exercise investment discipline through extensive due
                                diligence, diversification and active monitoring of our
                                    portfolio companies;

                                --  invest in companies in which technology risk has been
                                well-defined and in which we can either identify value that is not recognized by others or invest at a valuation
                                    that is low relative to the potential return of the
                                    investment; and

                                --  enhance the competitiveness of portfolio companies by
                                offering to provide managerial assistance.

Use of proceeds...............  We will use the net proceeds from the offering to invest in portfolio companies in accordance with our investment
                                objective and principal strategies. We plan to reserve
                                approximately 20% of the net offering proceeds for follow-on investments and future management fees. Our intention is to invest the net proceeds after reserves in accordance with
                                our investment objective at the following rate:
                                approximately 10% to 20% at or about six months from the
                                offering date, approximately 25% to 50% at or about one year from the offering date, approximately 75% at or about two
                                years from the offering date, and full investment at or
                                about three years from the offering date. There can be no
                                assurances that the Fund will be able to achieve its
                                targeted investment pace.

Distributions.................  We will distribute at least annually a minimum of 90% of the net dividend and interest income we receive from short-term investments. During the period in which we are evaluating
                                and selecting portfolio companies in which to invest, we
                                will invest our capital primarily in short-term investment grade securities. These investments will generate interest income for distribution. However, as we invest the proceeds of this offering in portfolio companies, we will have less interest income available for distribution.

                                Generally, we intend to distribute realized capital gains, net of realized and unrealized capital losses and fees and expenses, that we generate. In addition, if a portfolio
                                company is sold, merged or goes public, we may distribute
                                cash or stock in either the portfolio company or the
                                acquiring company. The timing of capital gains distributions will vary depending on when we liquidate our investments in individual portfolio companies.

Suitability requirements......  An investment in our shares involves a considerable amount of risk. Because it is possible that you may lose some or
                                all of your investment, you should not invest in our shares unless you can afford a total loss of your investment. Prior to making your investment decision, you should (i) consider the suitability of this investment with respect to your
                                investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult your broker and financial adviser to determine whether the risk profile of your account is suitable for this investment.

Listing on national             We intend to apply for authorization to list our shares on exchange......................  the New York Stock Exchange under the symbol [HVC]. We also intend to apply for a delay of trading for 90 days from the date of the offering. Until such time it may be difficult, if not impossible, for you to sell your shares.


RISK FACTORS


Purchasing shares of our common stock carries significant risk of losing some or all of your investment. Prior to investing in our stock, should consider the risk factors described on pages 8 to 16 of this prospectus and the impact of events that could adversely affect our business.

Fee table and synopsis

You can expect to bear, directly or indirectly, the following costs and expenses in connection with an investment in shares of our common stock.

OFFERING EXPENSES

Stockholder Transaction Expenses (1)

TRANSACTION EXPENSES (AS A PERCENTAGE OF THE OFFERING PRICE PER SHARE)


Sales load..................................................    5.0%
Dividend Reinvestment Plan fees.............................    None
                                                                ----
  TOTAL STOCKHOLDER TRANSACTION EXPENSES....................    5.0%
                                                                ====


ANNUAL EXPENSES

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)

Management fee to meVC Advisers (2).........................    2.5%
                                                                ----
  TOTAL ANNUAL EXPENSES.....................................    2.5%
                                                                ====

------------------


(1) Does not include organizational and offering expenses, which are estimated
    to be approximately       and      respectively. The organizational expenses
    will be paid by meVC Advisers and the offering expenses will be paid by the Fund.



(2) meVC Advisers has agreed to pay DAE Advisers 40% of this amount, or an annual fee equal to 1.0% of our average weekly net assets payable in monthly installments. See "Investment Adviser" and "Investment Sub-Adviser."


In addition to the management fee, we have agreed to pay meVC Advisers annual incentive compensation equal to 20% of our annual realized capital gains, net of realized and unrealized capital losses. In exchange for the services rendered by DAE Advisers, meVC Advisers has agreed to pay DAE Advisers 85% of the incentive compensation it receives from the Fund or a carried interest equal to 17% of the Fund's annual realized capital gains net of realized and unrealized capital losses. See "Investment Adviser" and "Investment Sub-Adviser."

EXAMPLE OF COSTS AND EXPENSES CALCULATION

THE FOLLOWING EXAMPLE DOES NOT INCLUDE CARRIED INTEREST COMPENSATION, WHICH IS TIED TO OUR GENERATION OF NET CAPITAL GAINS ON OUR INVESTMENTS.


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Assuming a 5% annual return, you can expect to pay the
  following cumulative amounts in management fees on a
  $1,000 investment (includes sales load)...................    $75        $127       $181       $328


Our actual rate of return may be greater or less than the hypothetical 5% return used above. The 5% return is merely a hypothetical return that is required by law to be used to demonstrate the costs and expenses of an investment in shares of our common stock, and does not reflect our expectation of the actual return that you may or may not realize from an investment in our shares.

Risk factors

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN ADDITION TO THE OTHER INFORMATION SET FORTH IN THIS PROSPECTUS BEFORE PURCHASING OUR SHARES. PURCHASING SHARES OF OUR COMMON STOCK CARRIES SIGNIFICANT RISK OF LOSING SOME OR ALL OF YOUR INVESTMENT.

RISKS OF THIS INVESTMENT

INVESTING IN OUR STOCK IS HIGHLY SPECULATIVE AND YOU COULD LOSE SOME OR ALL OF THE AMOUNT YOU INVEST.


The value of our common stock may decline and may be affected by numerous market conditions, which could result in the loss of some or all of your investment in our shares. The securities markets frequently experience extreme price and volume fluctuation that affect market prices for securities of companies in general, and life sciences companies in particular. Because of our focus on the life sciences industry, our stock price is likely to be impacted by these market conditions. General economic conditions and general conditions in the life sciences industries will also affect our stock price.


INVESTING IN OUR SHARES MAY NOT BE APPROPRIATE FOR YOUR RISK TOLERANCE.

The Fund's investments, in accordance with its investment objective and principal strategies, may result in an above average amount of risk and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be appropriate for your risk tolerance.

RISKS OF VENTURE CAPITAL INVESTING

THE INABILITY OF OUR PORTFOLIO COMPANIES TO COMMERCIALIZE THEIR TECHNOLOGY, CREATE OR DEVELOP COMMERCIALLY VIABLE PRODUCTS OR SUCCESSFULLY MARKET THESE PRODUCTS WOULD HAVE A NEGATIVE IMPACT ON OUR INVESTMENT RETURNS.


The possibility that our portfolio companies will not be able to commercialize their products and technologies presents significant risk. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. Additionally, even if our portfolio companies are able to develop commercially viable products and services, the markets for new products and services are highly competitive and rapidly changing. Commercial success is difficult to predict and the marketing efforts of our portfolio companies may not be successful. Their inability to do so could adversely affect our investment returns.



AN INVESTMENT STRATEGY FOCUSED PRIMARILY ON PRIVATELY HELD COMPANIES PRESENTS CERTAIN CHALLENGES, INCLUDING A LACK OF AVAILABLE INFORMATION ABOUT THESE COMPANIES AND A GREATER VULNERABILITY TO ECONOMIC DOWNTURNS.



We intend to invest primarily in privately held companies and other securities that are not publicly traded. Generally, very little public information exists about these companies and we will be required to rely on the ability of the members of DAE Advisers to obtain information about these companies. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. They are thus generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could adversely affect our investment returns.

Risk factors

OUR PORTFOLIO COMPANIES WILL LIKELY HAVE SIGNIFICANT COMPETITION, BOTH FROM OTHER EARLY-STAGE COMPANIES AND MORE ESTABLISHED COMPANIES.

Emerging growth companies often face significant competition, both from other early-stage companies and from more established companies. Early-stage competitors may have strategic capabilities such as an innovative management team or an ability to react quickly to changing market conditions, while more established companies, such as large pharmaceutical companies, may possess significantly more experience and greater financial resources than our portfolio companies. These factors could adversely affect our investment returns.

OUR INVESTMENT RETURNS WILL DEPEND ON THE SUCCESS OF OUR PORTFOLIO COMPANIES AND, ULTIMATELY, THE ABILITIES OF THEIR KEY PERSONNEL.

Our success will depend upon the success of our portfolio companies. Their success, in turn, will depend in large part upon the abilities of their key personnel. The day-to-day operations of our portfolio companies will remain the responsibility of their key personnel. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may adversely impact our investment returns.

SOME OF OUR PORTFOLIO COMPANIES MAY NEED ADDITIONAL CAPITAL, WHICH MAY NOT BE READILY AVAILABLE.

Companies in which we make seed or expansion round investments will often require substantial additional equity financing to satisfy their continuing capital requirements. Each round of venture or private equity financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is likely that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms which are unfavorable, either of which could adversely impact our investment returns.

RISKS OF THE LIFE SCIENCES INDUSTRY

THE FUND IS CONCENTRATED AND WILL INVEST THE MAJORITY OF ITS ASSETS IN THE LIFE SCIENCES INDUSTRY.

Because we intend to invest a majority of the Fund's assets in life sciences companies, you should be aware of certain special considerations and risk factors relating to investment in such companies. These risks include intense competition, rapid technological change and obsolescence, and pervasive regulatory requirements of federal and state governments. Accordingly, in addition to the risks associated with any strategy seeking capital appreciation, the Fund's portfolio will bear the additional risks that many life sciences companies may be subject to, and may be adversely affected by some of the same general trends relating to demand for products and services. An investment in the Fund should not be considered a balanced investment program and is intended to represent a part of a more complete investment program.

THE LIFE SCIENCES INDUSTRY DEPENDS EXTENSIVELY ON THE DEVELOPMENT OF NEW PRODUCTS AND TECHNOLOGIES.

Certain sectors within the life sciences industry are characterized by rapidly changing technologies. These changes may render existing products and technologies obsolete. Unanticipated problems may arise in connection with the development of new products or technologies, and many such efforts may be ultimately unsuccessful. Delays in generating products may result in the need to seek additional

Risk factors

capital, potentially diluting the interests of existing investors, such as the Fund. In addition, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a life sciences company's market value and share price.

THE LIFE SCIENCES INDUSTRY IS SUBJECT TO EXTENSIVE GOVERNMENT REGULATION. IT IS ALSO POSSIBLE THAT CURRENT REGULATORY FRAMEWORKS MAY CHANGE AND HAVE AN ADVERSE EFFECT ON OUR PORTFOLIO COMPANIES.

The extensive government regulation of the life sciences industry creates additional uncertainty and risks for the Fund. Of particular significance are the Food and Drug Administration's requirements covering research and development, testing, manufacturing, quality control, labeling and promotion of drugs for human use. A pharmaceutical product, for instance, cannot be marketed in the United States until it has been approved by the FDA, and then can only be marketed for the indications and claims approved by the FDA. Obtaining these government approvals can often be lengthy and expensive processes and also have uncertain outcomes. We cannot be sure that our portfolio companies can obtain necessary regulatory approvals on a timely basis, if at all, for any of the products they are developing, and the failure to obtain FDA approval could have a material, adverse effect on the success of the portfolio companies. If our portfolio companies fail to comply with regulatory requirements, they could become subject to fines or penalties. Moreover, it is possible that the current regulatory framework could change or additional regulations could arise at any stage during the product development phase of our portfolio companies, which may affect their ability to obtain approval of their products.

STOCK PRICES AND VALUATIONS OF LIFE SCIENCES COMPANIES CAN BE EXTREMELY
VOLATILE.

Stock prices of life science companies have historically been extremely volatile, particularly when their products are up for regulatory approval under regulatory scrutiny. While we generally will make investment decisions based on a belief that actual or anticipated products or services will produce future earnings, if an anticipated event is delayed or does not occur, or if investor perceptions about a company change, the company's stock price and valuation may decline sharply. Consequently, the Fund's performance may sometimes be significantly worse than that of other types of funds, even those in other high growth sectors.

MANY LIFE SCIENCES COMPANIES DEPEND EXTENSIVELY ON PATENTS, TRADEMARKS AND OTHER INTELLECTUAL PROPERTY. THE INABILITY OF OUR PORTFOLIO COMPANIES TO OBTAIN AND PROTECT THEIR PROPRIETARY RIGHTS CAN BE A DIFFICULT AND COSTLY ENDEAVOR AND HAVE AN ADVERSE AFFECT ON THE SUCCESS OF THE COMPANIES.

Many of the life sciences companies in which we will consider investing depend heavily on intellectual property rights, including patents, trademarks and servicemarks. The ability to effectively enforce patent, trademark and other intellectual property laws will affect the value of many of these companies. More specifically, the patent positions of companies in the life sciences industry can be highly uncertain and involve complex legal and factual questions. Accordingly, the breadth of claims allowed in these companies' patents cannot be predicted. Patent disputes are frequent and can preclude commercialization of products. Patent litigation is costly in its own right and could subject our portfolio companies to significant liabilities to third parties. The presence of patents or other proprietary rights belonging to other parties may lead to the termination of the research and development of a portfolio company's particular product.

Risk factors

THE UNCERTAINTY OF THIRD PARTY PAYOR APPROVAL MAY LIMIT THE SCOPE BY WHICH OUR PORTFOLIO COMPANIES CAN SUCCESSFULLY SELL THEIR PRODUCTS.

The availability of reimbursement by governmental and third party payors affects the market for many life sciences products. These third party payors continually attempt to contain or reduce the costs of healthcare. In the United States, there have been a number of legislative and regulatory proposals to change the healthcare system, and further proposals are likely. The potential for adoption of these proposals affects our portfolio companies' ability to obtain collaborative partners and market their products. Our portfolio companies may not be able to sell their products profitably if reimbursement is unavailable or limited in scope.

IF ETHICAL AND OTHER CONCERNS SURROUNDING THE USE OF GENETIC INFORMATION BECOME WIDESPREAD, CERTAIN COMPANIES IN WHICH WE INVEST MAY HAVE LESS DEMAND FOR THEIR PRODUCTS.

Genetic testing has raised ethical issues regarding confidentiality and the appropriate uses of the resulting information. For these reasons, governmental authorities may call for limits on or regulation of the use of genetic testing or prohibit testing for genetic predisposition to certain conditions, particularly for those that have no known cure. Any of these scenarios could reduce the potential markets for products of certain companies in which we may invest, which could have a material adverse effect on our returns.


THE PORTFOLIO COMPANIES IN WHICH WE INVEST MAY BE UNABLE TO TRANSFORM THEIR TECHNOLOGICAL ADVANCES INTO MARKETABLE PRODUCTS.



Many of the life sciences companies in which we may invest have devoted a large percentage of their resources to research and development for technological advances in various areas of the life sciences. These research and development efforts are pursued to achieve advances in both innovative and improved products and services. Some of these research efforts may not produce advances that are applicable to products or services. Additionally, even if these research efforts are successful, these companies may not have the ability or the resources to translate the advances into marketable products, or may be able to do so only after incurring additional expense and delay.


RISKS OF THE FUND

THERE IS CURRENTLY NO PUBLIC MARKET FOR OUR SHARES AND TRADING WILL COMMENCE NOT LATER THAN 90 DAYS AFTER THE DATE OF THE OFFERING. PRIOR TO THIS DATE, THE UNDERWRITERS DO NOT INTEND TO MAKE A MARKET IN OUR SHARES, ALTHOUGH WE CANNOT BE CERTAIN THAT A LIMITED MARKET WILL NOT DEVELOP.

There is currently no secondary market for our shares and there is no assurance that one will develop in the near future, if ever. We intend to apply for authorization to list our shares on the New York Stock Exchange, but trading will commence not later than 90 days after the date of the offering. Prior to this date, the underwriters do not intend to make a market in our shares, although we cannot be certain that a limited market will not develop. Consequently, an investment in our shares will be illiquid, at least in the short term.

WE ARE A CLOSED-END INVESTMENT COMPANY AND WILL NOT REDEEM OUR SHARES. HISTORICALLY, THE SHARES OF CLOSED-END FUNDS HAVE TRADED AT A DISCOUNT TO THEIR NET ASSET VALUE.

We are a closed-end fund and will not redeem our shares at the request of shareholders and shareholders cannot exchange shares of our common stock for shares of any other fund. This means that if you wish to sell our shares you must do so on the market at the then prevailing price. Historically, the shares of closed-end funds have traded at a discount to their net asset value. In

Risk factors

particular, our shares may trade at a discount even greater than other closed-end funds since we may not realize a return on our investments for a considerable amount of time. Additionally, because we expect it to take approximately three years to fully invest the net proceeds of the offering, less an appropriate reserve for follow-on investments and future management fees, there is an increased risk in the short term that our shares will trade at a discount.

WE ARE NOT LIKELY TO REALIZE RETURNS ON OUR INVESTMENTS IN PORTFOLIO COMPANIES FOR SEVERAL YEARS. THUS, AN INVESTMENT IN SHARES OF OUR COMMON STOCK IS ONLY APPROPRIATE FOR INVESTORS WHO DO NOT NEED SHORT-TERM LIQUIDITY OF THEIR INVESTMENT IN OUR SHARES.


We intend to make investments as rapidly as possible consistent with our investment objective. However, it is likely that a significant period of time will be required before we are able to fully invest the proceeds of this offering, and a portion of our funds will be held in reserve for follow-on investments and future management fees. Additionally, with venture capital, private equity and structured investments it may take at least several years before the portfolio company is in a position to sell its shares in a public offering or engage in a sale or merger. A portion of the securities of our portfolio companies will be "restricted" under Rule 144 of the Securities Act and thus cannot be sold unless we satisfy the requirements of Rule 144. Accordingly, it may be several years before we are able to sell our investments and make any distributions of gains to our stockholders.


WE HAVE NOT YET IDENTIFIED ANY PORTFOLIO COMPANY INVESTMENTS.

We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by the managing members of DAE Advisers, subject to the approval of our board of directors, and our shareholders will not have input into our investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

THERE ARE SIGNIFICANT POTENTIAL CONFLICTS OF INTEREST THAT COULD IMPACT OUR INVESTMENT RETURNS.

There are significant potential conflicts of interest inherent in our structure and business model. We do not anticipate having independent managers or employees and thus must rely upon meVC Advisers and DAE Advisers to provide administrative services as well as investment advisory services. The principals of both meVC Advisers and DAE Advisers perform or may perform similar services for other investment funds and serve as officers or directors of other entities, and are thus not able to devote all of their time to the Fund. They may also have obligations to investors in those other investment funds, the fulfillment of which might not be in the best interests of the Fund. It is possible that new investment opportunities that meet the Fund's investment objective that are offered to or reviewed by an affiliated fund may not be offered to or reviewed by either the managing members of DAE Advisers or the Fund. Both meVC Advisers and DAE Advisers have an interest in our profits which may impact any decisions they may make with respect to our investments in portfolio companies. Additionally, affiliates of DAE Advisers may receive brokerage or investment banking fees from portfolio companies in which we invest in connection with structuring investments for, or providing advice to, portfolio companies. Moreover, our legal counsel may also serve as legal counsel to meVC Advisers and DAE Advisers. Finally, the interests of a company in which we invest may, from time to time, conflict with the best interests of one or more of our shareholders.

Risk factors

VALUING OUR PORTFOLIO IN THE FUTURE WILL BE DIFFICULT AND INEXACT AND MAY NOT REFLECT THE TRUE VALUE OF OUR INVESTMENTS IN PORTFOLIO COMPANIES.


There is typically no public market for the securities of small, privately held companies. Our Board of Directors will value our portfolio from time to time based on their best estimate of the value of each of our individual investments in portfolio companies. Our Board of Directors may also consult with accounting firms, investment banks and other consulting firms when needed, to assist in valuation of our investments. Portfolio valuation, however, is inherently subjective. The net asset value set by our board of directors may not reflect the price at which you could sell our shares in the open market.


BOTH THE FUND AND OUR INVESTMENT ADVISER WERE ONLY RECENTLY FORMED, WITH THE FUND HAVING NO PRIOR OPERATING HISTORY, AND THE INVESTMENT ADVISER HAVING A LIMITED OPERATING HISTORY. THUS, OUR SUCCESS WILL DEPEND, TO A LARGE DEGREE, ON THE EXPERTISE AND EXPERIENCE OF THE MANAGING MEMBERS OF DAE ADVISERS. ADDITIONALLY, A CHANGE IN OUR RELATIONSHIP WITH MEVC ADVISERS AND DAE ADVISERS COULD HAVE AN ADVERSE EFFECT ON OUR ABILITY TO ACHIEVE OUR INVESTMENT OBJECTIVE.

Although the managing members of DAE Advisers have considerable experience in making investments in life sciences companies, both the Fund and meVC Advisers were only recently formed, with the Fund having no operating history, and meVC Advisers having a limited operating history. Our success in identifying investment opportunities and pursuing and managing such investments is, to a large degree, dependent upon the expertise, experience and contacts of the managing members of DAE Advisers and its ability to attract and retain quality personnel. Moreover, during the life of the Fund, the membership in DAE Advisers may change and could have an adverse effect on our ability to achieve our investment objective.

Additionally, a change in our relationship with meVC Advisers and DAE Advisers could have an adverse effect on our ability to achieve our investment objective. The sub-advisory agreement may be terminated by meVC Advisers, DAE Advisers or the Fund, and the advisory agreement may be terminated by meVC Advisers or the Fund, in either case upon delivery of written notice of termination at least 60 days prior to the termination date. Moreover, meVC Advisers and DAE Advisers have agreed that, in the event either such agreement is terminated involuntarily with respect to the other party, both parties will be prohibited from providing, directly or indirectly, future investment advisory services to the Fund. Thus, if the advisory agreement or sub-advisory agreement is terminated, our success will depend in large part on our ability to obtain investment advisory services similar to those offered by DAE Advisers. We are likely to experience difficulty in obtaining comparable services. If we are unable to obtain these services, or if we are only able to do so on less favorable terms than those offered by DAE Advisers, it will have a significant negative impact on our investment returns.

PAST PERFORMANCE OF THE VENTURE CAPITAL AND PRIVATE EQUITY INDUSTRIES AS A WHOLE IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THOSE INDUSTRIES, NOR IS IT NECESSARILY A GOOD PROXY FOR PREDICTING THE RETURNS OF THE FUND, WHICH WILL FOCUS ON THE LIFE SCIENCES INDUSTRY.


Past performance of the venture capital and private equity industries is not necessarily indicative of their future performance, nor is it necessarily a good proxy for predicting the returns of the Fund. We cannot guarantee that we will meet the rates of return historically realized by these industries. Moreover, our overall return will almost certainly be reduced by certain factors related to our structure as a publicly traded business development company, including:


-- the lower return we are likely to realize on short-term liquid investments during the period in which we are identifying potential investments, and

Risk factors

-- the periodic disclosure required of business development companies, which could result in the Fund being less attractive as an investor to certain potential portfolio companies.

WE MAY ENGAGE IN HEDGING ACTIVITIES AND THOSE ACTIVITIES INVOLVE RISKS THAT ARE DIFFERENT FROM THE RISKS INVOLVED WITH TRADITIONAL VENTURE CAPITAL INVESTMENTS.

We may engage in hedging activities, including short sales of securities and purchase of put and call options, in an effort to protect the value of our investment portfolio from changes in the market value of securities in which we have invested, or in the market value of securities into which securities in our portfolio are convertible. However, hedging activities may not be successful in protecting against losses, and the cost of hedging activities may result in lower profits than could have been realized if we did not engage in hedging activities.

OUR PORTFOLIO COMPANIES MAY DEFAULT ON THEIR OBLIGATIONS TO US.

Some companies in which we invest may experience cash flow problems or other financial difficulties. A portfolio company may default on its obligations to pay interest or principal on its outstanding obligations. An issuer of convertible debt, preferred stock or warrants may default on its obligation to issue the common shares into which such debt or preferred stock or warrants are convertible. Portfolio companies may be unable, or default in their obligation, to register securities which we own.

THE MARKET FOR VENTURE CAPITAL AND PRIVATE EQUITY INVESTMENTS IS HIGHLY COMPETITIVE. IN SOME CASES, OUR STATUS AS A REGULATED BUSINESS DEVELOPMENT COMPANY MAY HINDER OUR ABILITY TO PARTICIPATE IN INVESTMENT OPPORTUNITIES.

We will likely face substantial competition in our investing activities from private venture capital and private equity funds, investment affiliates of large industrial, technology, service and financial companies, small business investment companies, wealthy individuals and foreign investors. As a regulated business development company, we are required to disclose quarterly the name and business description of portfolio companies and the value of any portfolio securities. Many of our competitors are not subject to this disclosure requirement. Our obligation to disclose this information could hinder our ability to invest in certain portfolio companies. Additionally, other regulations, current and future, may make us less attractive as a potential investor to a given portfolio company than a private venture capital fund not subject to the same regulations.

THE VENTURE CAPITAL AND PRIVATE EQUITY INDUSTRIES ARE GROWING, AND WITH MORE CAPITAL READILY AVAILABLE, OUR SUCCESS WILL BE LARGELY DEPENDENT ON A CONTINUING SUPPLY OF FAVORABLE INVESTMENT OPPORTUNITIES.

There has been a significant amount of new capital invested in venture capital and private equity funds in recent years and this trend is likely to continue. With the amount of capital available, some companies that may have had difficulty in obtaining funding in the past may be able to do so more easily, notwithstanding that the chances of success for these investments may be low. In addition, there is likely to be an increasing amount of competition among venture capital and private equity funds for the best investment prospects. Thus, our success will be largely dependent on our ability to find the most favorable opportunities in a highly competitive venture capital and private equity market, while avoiding the marginal prospects.

Risk factors

OUR SUCCESS WILL BE SIGNIFICANTLY AFFECTED BY THE STATE OF THE SECURITIES MARKETS IN GENERAL, AND MORE SPECIFICALLY BY THE MARKET FOR THE LIFE SCIENCES INDUSTRY.


Any adverse change in the public financial markets could significantly impact our ability to realize our investment objective. Our ability to achieve attractive investment returns will also depend upon the availability of strategic or financial acquirers of our portfolio companies. The interest of potential buyers in acquiring our portfolio companies will vary with general economic conditions and the valuations that they are willing to place on our portfolio companies will vary with the valuations of comparable publicly traded companies.


WE MAY INVEST UP TO 25% OF THE FUND'S ASSETS IN HIGH GROWTH INDUSTRIES OTHER THAN THE LIFE SCIENCES INDUSTRIES.

In addition to investments in life sciences companies, we may invest up to 25% of the Fund's assets in other high growth industries. Such investments will consist primarily of venture capital and other private equity investments in information technology companies, computer hardware and software companies, and other technology companies that we believe have high growth potential over the long term. We will screen potential portfolio companies from these other sectors according to prescribed investment criteria and will assess their technologies, products, target markets and management teams as we believe necessary. There can be no assurance that our investments in other high growth industries will produce a rate of return equal to or greater than our investments in the life sciences industry.

IF WE ARE UNABLE TO COMPLY WITH SUBCHAPTER M OF THE INTERNAL REVENUE CODE IN ANY GIVEN YEAR, WE WILL LOSE PASS-THROUGH TAX TREATMENT FOR THAT YEAR, WHICH COULD SUBSTANTIALLY REDUCE THE AMOUNT OF INCOME AVAILABLE FOR DISTRIBUTION TO OUR STOCKHOLDERS.

We intend to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify for Subchapter M status, we must meet qualifying income distribution and asset diversification requirements. In each year in which we are able to meet the requirements of Subchapter M, we will generally not be subject to federal taxation on net investment income and net capital gains that we distribute to our stockholders. If we are not able to meet the requirements of Subchapter M in any given year, however, our income would be fully taxable at the federal level, which could result in a substantial reduction in income available for distribution to our stockholders. If we fail to meet the requirements of Subchapter M in our first taxable year or, with respect to later years, for more than two consecutive years and then seek to requalify under Subchapter M, we would be required to recognize gain to the extent of any unrealized appreciation on our assets. In that case, any gain recognized by the Fund likely would be distributed to shareholders as a taxable distribution. For additional information regarding federal income tax consequences of an investment in the Fund, see the Statement of Additional Information.

IF YOU ARE AN ERISA PLAN OR AN IRA, YOU MUST DETERMINE THAT THE INVESTMENT IN SHARES OF OUR COMMON STOCK IS PRUDENT AND MEETS YOUR INVESTMENT GUIDELINES. WE CAN MAKE NO GUARANTEE THAT OUR ASSETS WILL NOT BE CONSIDERED "PLAN ASSETS" OF YOUR PLAN OR IRA.

If you are an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, or ERISA, the fiduciary acting on your behalf when investing in shares of our common stock should satisfy itself that an investment in the shares is consistent with the prudence standards of Section 404 of ERISA and is prudent in light of your cash needs and other ERISA requirements. If you are an ERISA plan or an individual retirement account, or IRA, you should assure yourself that the investment is not a prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal

Risk factors

Revenue Code. The Department of Labor has issued regulations that characterize the assets of some entities as "plan assets" of the ERISA plans and IRAs that invest in those entities. We anticipate that our shares will be considered "publicly offered securities" within the meaning of the regulations, and our assets would not be considered plan assets. However, we strongly urge you or your fiduciaries to consult your own advisers prior to purchasing shares of our common stock.

OUR ARTICLES OF INCORPORATION AND BYLAWS CONTAIN CERTAIN PROVISIONS THAT MAY SERVE TO DETER A HOSTILE TAKEOVER AND THUS MAY LIMIT YOUR ABILITY TO SELL OUR SHARES AT A PREMIUM OVER PREVAILING MARKET PRICES.


Our articles of incorporation and bylaws provide for our Board of Directors to be divided into three classes of directors serving staggered three-year terms. A staggered board of directors severely restricts the ability of stockholders to replace a majority of our directors in a rapid manner. Additionally, other provisions contained in our articles of incorporation may also serve to limit the ability of our stockholders to remove a director from office and to convert from a closed-end investment company to an open-end investment company. Finally, our bylaws limit the ability of stockholders to call a special meeting. All of these provisions may serve to deter a hostile takeover and thus may limit your ability to sell our shares at a premium over prevailing market prices.

Forward-looking statements

This prospectus and the SAI include forward-looking statements. We have based such statements largely on our current expectations and projections about future events and trends in the life sciences industry, and the state of the public and private financial markets and the economy in general. These forward-looking statements are subject to a number of risks, uncertainties and assumptions about the Fund, including, among other things:

-- general economic and business conditions and the general state of the financial markets;

-- our expectations and estimates concerning the future growth and performance of the venture capital and private equity industries;

-- our expectations and estimates concerning the future growth and performance of life sciences companies;


-- existing and future laws and regulations imposed on life sciences companies, including future laws and regulations set forth by the Food and Drug Administration;



--  technological changes in the life sciences industry;



-- our ability to successfully implement our investment objective and strategies; and


--  other risk factors described under "Risk Factors" in this prospectus.

In addition, in this prospectus and the SAI, the words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions, as they relate to the Fund, meVC Advisers or DAE Advisers and our investment objective, business or management, are intended to identify forward-looking statements.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this prospectus or the SAI. Because of these risks and uncertainties, the forward-looking events and circumstances discussed in this prospectus and the SAI may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Use of proceeds


We expect the net proceeds to us from the sale of shares of our common stock in
this offering to be approximately       , not including net proceeds from the
exercise of the underwriters' over-allotment option. We have not allocated any portion of the net proceeds to any particular investment. We intend to use most of the net proceeds for investment in accordance with our investment objective. Our investment objective is long-term capital appreciation primarily from venture capital, private equity and structured investments in life sciences companies, including those focused in the biotechnology, genomics, proteomics, pharmaceuticals, medical devices, drug delivery, diagnostics, predictive medicine and healthcare information technology sectors. We may also invest up to 25% of our assets in investments outside the life sciences industry, remaining consistent with the general strategy of long-term capital appreciation. Until we have identified appropriate investments in accordance with our investment objective, we may invest all of our excess cash in short-term, interest-bearing investment-grade securities or guaranteed obligations of the U.S. government.



Our intention is to reserve approximately 20% of the net offering proceeds for follow-on investments and future management fees. We expect to invest the net proceeds after reserves in accordance with our investment objective at the following rate: approximately 10% to 20% at or about six months from the offering date, approximately 25% to 50% at or about one year from the offering date, approximately 75% at or about two years from the offering date, and full investment at or about three years from the offering date. There can be no assurances that the Fund will be able to achieve its targeted investment pace. This investment period is due to the rigorous review process that the members of DAE Advisers will undertake in an effort to select portfolio companies that meet our investment objective. The investment review process will typically include the following:



--  identifying attractive sectors within the life sciences industry;


--  market analysis;

--  company and technology assessments;

--  competitive analysis;

--  evaluation of management;

--  reference checks;

--  risk analysis; and


--  transaction size, pricing and structure analysis.

Business


We are a newly organized, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act. A business development company is an investment company organized under the laws of, and having its principal place of business in, the United States that is operated for the purpose of making investments primarily to foster smaller, developing businesses and making available significant managerial assistance to the businesses in which it invests. For Internal Revenue Service purposes, we are classified as a non-diversified investment company under Subchapter M of the Code. Our investment adviser is meVC Advisers, and our investment sub-adviser is DAE Advisers. Both meVC Advisers and DAE Advisers are registered investment advisers under the Investment Advisers Act. Our fiscal year ends on October 31.


meVC Advisers will set our strategic and operational direction and will oversee the management of the Fund through the activities of DAE Advisers. meVC Advisers will also manage our day-to-day operations, including our accounting, finance, marketing, record-keeping and regulatory compliance efforts.


DAE Advisers will identify, structure and negotiate investments for the Fund, as well as monitor and assist our portfolio companies in the accomplishment of their operating objectives. The managing members of DAE Advisers are Reinaldo M. Diaz, Arthur G. Altschul, Jr., and Patrick G. Enright. They have over 40 years of investment experience, including experience investing in venture stage companies, as well as entrepreneurial and managerial experience in the life sciences industry. They have served on numerous boards of directors and have gained experience building venture and development stage companies into successful enterprises. Through their experience as fund managers, principal investors and operating executives, they have developed an extensive network of contacts throughout the industry that is expected to generate numerous investment opportunities. Moreover, they have extensive understanding of the capital markets for life sciences companies, as well as direct experience investing in common stock, structured equity and debt of venture stage companies, as well as development stage publicly traded companies. The managing members of DAE Advisers are also the investment advisers to the Delta Funds, a group of private investment funds with approximately $100 million in assets. The Delta Funds focus on making investments in healthcare and life sciences companies. Since 1996, the managing members of DAE Advisers have structured over $250 million in investments.

Investment objective and principal strategies

INVESTMENT OBJECTIVE


Our investment objective is long-term capital appreciation primarily from venture capital, private equity and structured investments in life sciences companies, including those focused in the biotechnology, genomics, proteomics, pharmaceuticals, medical devices, drug delivery, diagnostics, predictive medicine and healthcare information technology sectors. We will invest in companies that we believe have high growth potential over the long term. Potential portfolio companies will be screened according to prescribed investment criteria and further assessment of all prospects' technologies, products, target markets and management teams will also be conducted as needed. After selecting our portfolio companies, we will seek to enhance their competitive standing by offering to provide managerial assistance, including assistance in preparing for future rounds of private or public financing, recruiting management, refining business strategy, assisting with general business operations and making introductions to venture firms, investment banks and other potential sources of capital. We will seek to provide returns to our stockholders through long-term appreciation in the value of our portfolio companies. We may invest up to 25% of our assets in investments outside the life sciences industry, primarily in the securities of companies in other high growth areas, including information technology companies that we believe have high growth potential over the long term.


THE FUND'S INVESTMENT RATIONALE


We believe that the existing market demands, the recent technological developments and the current economic environment have created a compelling rationale to invest in life sciences companies with the potential for attractive financial returns. While no specific companies have been selected, we intend to focus on venture capital, private equity and structured investments in the following areas: biotechnology, genomics, proteomics, pharmaceuticals, medical devices, drug delivery, diagnostics, predictive medicine and healthcare information technology.


PRINCIPAL INVESTMENT STRATEGIES

We plan to use the following principal strategies to accomplish our investment objective:

EMPHASIZE LIFE SCIENCES INVESTMENTS. We intend to invest primarily in companies operating in the life sciences industry, including the biotechnology, genomics, proteomics, pharmaceuticals, medical devices, drug delivery, diagnostics, predictive medicine and healthcare information technology sectors, which we believe have significant growth potential. In addition to representing high growth areas for investment, these areas are consistent with the investment and operating experience of the managing members of DAE Advisers.


UTILIZE A FLEXIBLE VENTURE CAPITAL AND PRIVATE EQUITY INVESTMENT MODEL. We intend to make traditional venture capital investments in companies at various stages with an emphasis on mezzanine and expansion round financing, as well as other private equity investments in later stage firms and companies whose shares are publicly traded. With respect to other private equity investments, we may use structured investments in an effort to provide attractive returns with a reduced risk of loss of principal. We believe that this investment approach may allow us to commit significant capital to later stage investments with the potential to realize gains earlier than would result from traditional venture capital investments.


EXERCISE INVESTMENT DISCIPLINE. We will undertake a rigorous review process to select for investment the companies that we believe have the highest growth and return potential. We intend to spread risk by diversifying the portfolio across various sectors within the life sciences industry. Additionally, we plan to assess carefully the capital needs of our portfolio companies and to allocate funding to the companies that we believe will perform the best in the future. Conversely, we will decline follow-on investments in portfolio companies that we feel no longer have the potential for high growth.

-- INVEST AT VALUATION INFLECTION POINT. We will seek to invest in companies in which technology risk has been well-defined and in which we can either identify value that is not recognized by others or invest at a valuation that is low relative to the potential return of the investment.


-- OFFER MANAGERIAL ASSISTANCE TO OUR PORTFOLIO COMPANIES. We plan to enhance the value of portfolio companies through the application of the experience of the managing members of DAE Advisers as investors and as operating executives. In particular, we plan to use our extensive relationships throughout the life sciences industry to facilitate strategic initiatives such as mergers and partnerships, raising capital, attracting key employees, and other value-added activities.


EMPHASIZE LIFE SCIENCES INVESTMENTS


We intend to invest in companies operating in the life sciences industry. Life sciences is a dynamic and innovative industry which spans many sectors and utilizes numerous areas of science and technology. Several of these sectors have significant impact on the U.S. economy. For example, the healthcare sector represents about 14% of the U.S. Gross Domestic Product, with approximately $1.3 trillion in annual outlays. Some significant sectors in the life sciences industry include the biotechnology, genomics, proteomics, pharmaceuticals, medical devices, drug delivery, diagnostics, predictive medicine and healthcare information technology sectors.



We believe the life sciences industry has strong growth potential driven by the need for new medical treatments, improved diagnostic tools and more efficient information processing systems. Moreover, we believe the current landscape of rapid technological and commercial expansion in the life sciences industry has created an attractive environment for venture capital, private equity and structured investments. We also believe that the life sciences sector remains relatively underserved by venture capital and private equity investors. For example, in the third quarter of 1999, over $5.0 billion was invested in high technology related ventures, while only approximately $800 million was invested in healthcare related enterprises. Attractive fundamentals of the life sciences industry include:


MARKETPLACE DEMANDS:

-- Existing therapies do not adequately treat many serious diseases such as cancer, cardiovascular diseases, metabolic diseases, neurodegenerative diseases, infectious diseases and genetic diseases;


-- large and growing elderly population in the U.S. and other major countries will increase the demand for innovative therapeutics; and


-- major opportunities exist for new technology to improve quality and reduce total cost of care.

TECHNOLOGICAL DEVELOPMENTS:

-- Relative maturity of certain technologies such as genetic research, antibody therapy, gene therapy, drug delivery, robotics and miniaturization have created investment opportunities with more attractive risk-reward profiles than in recent years when such technologies were relatively new and unproven;


-- the nascent state of Internet-related applications for the life sciences industry represents an attractive new field for potential investments; and

-- recent technological advances in genomics, information technology and semiconductor technology have created new tools to treat and diagnose serious medical conditions.

ECONOMIC ENVIRONMENT:


-- High barriers to entry, including significant intellectual property protection and substantial capital requirements for research and development projects;



-- attractive business models based on highly differentiated and innovative products and services;


-- large market for life sciences products and services with established channels of distribution; and


-- demand for life sciences products and services historically has generally been less affected by changes in general economic conditions.


UTILIZE A FLEXIBLE VENTURE CAPITAL AND PRIVATE EQUITY INVESTMENT MODEL


Traditional venture capital financing typically occurs in three stages: seed stage, expansion round and mezzanine round. A seed round is the first round of professional venture capital financing received by a newly formed company. The proceeds of a seed round are often used to complete product development and to fund operations of a company's core technical efforts and to attract and hire a management team. An expansion round is typically the second and/or third round of professional venture capital financing. The proceeds of an expansion round are often used to further product development, expand organizational resources, and build sales, marketing or production capabilities. A mezzanine round is typically the last round of venture capital financing prior to an anticipated merger or initial public offering. The proceeds of a mezzanine round are generally used to attract strategic investors and to enhance the balance sheet of the venture company prior to effecting an exit event.



We intend to make traditional venture capital investments primarily in life sciences companies with high growth potential. These investments will be made in all stages of venture capital financing with an emphasis on mezzanine and expansion round financing. We also intend to make other private equity investments in later stage companies, which in certain instances may include companies that are publicly traded.


We may also invest a portion of our capital in start-up companies at the seed stage, which we believe present the potential for larger gains, but with increased risk and a longer horizon for the potential realization of gains than expansion and mezzanine rounds of investment. When searching for and evaluating seed round investment opportunities, we intend to seek companies with (i) strong core management and technical teams, (ii) unique product concepts or a business model indicating high growth potential and (iii) a focus on dynamic markets with major unmet needs and limited competition. In general, we will seek management teams with insightful ideas who we believe to be talented and motivated.


When seeking and evaluating expansion round investment opportunities, we intend to pursue companies with proven technologies, products or service offerings that require additional capital to achieve sustained growth. Consequently, we will focus our diligence efforts on (i) the business plans of the enterprise, (ii) the ability of the management team to execute these plans, (iii) general assessment of technical and marketing risk, and (iv) the timeframe to an initial public offering or other exit event.


When searching for and evaluating mezzanine investment opportunities, we will seek companies which we believe will produce long-term capital appreciation and which (i) possess a strong management team, (ii) have a strong board of directors and investor support, (iii) occupy a leadership position in their target markets and (iv) expect to effect an exit event within an appropriate timeframe.

In addition to traditional venture capital investments, we intend to make other private equity investments that typically will involve companies at a later stage of development, whether publicly traded or privately held. The term "private equity", in addition to traditional venture capital investments, refers broadly to investments in the assets or securities of operating companies through, for example, leveraged buy-outs, roll-ups and going private transactions. The managing members of DAE Advisers have extensive experience structuring and investing in these types of private equity transactions as well as structured investments including: off-balance sheet securities, convertible and preferred debt, other equity and revenue-linked securities, warrants, options and common stock as well as other types of securities. We intend to pursue private equity and structured investments in later stage companies that meet our investment criteria and that offer the opportunity for rapid growth. Such investments may involve larger commitments of capital by us than would be typical for traditional venture capital investments and, accordingly, we expect a more attractive risk-reward profile for such investments.



Although our investments in portfolio companies may be in common stock, our investments will often be made through other financial instruments, including:



-- preferred stock, which gives the holder preference to payment in the event that the portfolio company is liquidated or sold and typically offers the holder input into decisions made by the portfolio company;



-- debt securities, which may or may not be collateralized by assets owned by the portfolio company;



-- convertible preferred stock and convertible debt securities, which typically offer dividend or interest income and greater protection of principal than common stock, while at the same time permitting an investor to benefit from appreciation in the value of the underlying common stock; and



-- warrants and other rights to purchase equity or debt securities of a portfolio company, which typically give the holder the right, but not the obligation, to purchase other securities from the portfolio company.


Additionally, we may engage in short sales of securities and the purchase and sale of put and call options for hedging purposes with respect to investments in our portfolio. We will engage in such hedging transactions in an effort to protect the value of our investment portfolio from changes in the market value of securities in which we have invested, or in the market value of securities into which securities in our portfolio are convertible. There can be no assurance that our hedging activities will be successful, or that losses will be avoided, and the cost of hedging activities may result in lower profits than would have been realized if we did not engage in hedging at all.

EXERCISE INVESTMENT DISCIPLINE

We will undertake a rigorous review process to select for investment the companies that we believe meet our investment objectives. We plan to routinely monitor the status of many life sciences companies in a variety of sectors through review of journals, attendance at conferences and through primary research on areas of specific interest. In addition, the managing members of DAE Advisers have developed extensive relationships with consultants, advisers, entrepreneurs, bankers and other venture capitalists that will serve as a source of potential deal flow. For companies presenting investment opportunities that meet our general criteria, we will perform extensive due diligence, including company and technology assessments, market analysis, competitive analysis, evaluation of management, risk analysis, and transaction size, pricing and structure analysis. To the extent necessary and appropriate, we will employ consultants or other experts to assist in our assessment of products, technologies and market dynamics.

DAE Advisers has developed extensive investment expertise through its experience in the evaluation and selection of life sciences companies and products. Based on this experience, we have established criteria for the selection of portfolio companies, which include the following characteristics:


--  high quality and experienced management team;



-- an established competitive advantage within a high-growth sector of the life sciences industry;



--  financial stability or clear path to raise additional needed funds; and



--  a potential initial public offering or other exit event.


We plan to diversify our investment portfolio within the life sciences industry in order to increase the likelihood of investing in companies with high returns, and in an effort to offset the impact of investments in companies that yield losses. Monitoring our portfolio companies closely may help us better determine whether or not they continue to be attractive candidates for further investment. We plan to decline additional investments in portfolio companies that do not continue to show promise. However, we will seek to reinvest in the portfolio companies we believe will perform well in the future, in an effort to achieve greater positive returns as a whole, and to protect our investments from dilution.


We believe that risk management is essential to achieving our investment objective, and we will manage our risk through extensive portfolio diversification within the life sciences industry. We intend to invest in at least 20 different companies, although the actual number of companies in which we invest will be a function of total funds available and the allocation of funds to seed, expansion, mezzanine and other private equity and structured transactions. To ensure that our Board of Directors has the freedom to select investments in companies that meet our investment objective, we do not anticipate imposing formal limits on the amount of our capital that may be invested in individual portfolio companies. However, we anticipate that no more than [15%] of our assets, based on the cost of our investments, will be committed at any one time to any one company.


INVEST AT VALUATION INFLECTION POINT

The managing members of DAE Advisers have extensive experience evaluating research and development programs and characterizing associated risks. We will seek to invest in companies and in research and development programs within companies where technology risk has been well-defined and where there is a reasonable likelihood of success, or where we find value that is not recognized by others, as well as situations where research and development risk is low relative to the valuation required for investment. We believe that this approach will enable us to invest in companies with attractive valuations, increasing the likelihood of generating returns to our stockholders in a shorter time period than is typical for venture capital and private equity investments.


We will focus on investment opportunities that provide an opportunity for value creation. The capital that we invest will enable a portfolio company either to
(i) accomplish an exit event through an initial public offering or other means or (ii) achieve a goal that results in higher a valuation for the portfolio company. Assessment of the likelihood of these outcomes will be a central focus of our investment process.


MANAGERIAL ASSISTANCE TO OUR PORTFOLIO COMPANIES


We will offer to provide managerial assistance and guidance to our portfolio companies. Such assistance may include serving on the board of directors of companies in which we invest, as well as providing expertise in developing and implementing business strategy and tactics, selecting and recruiting management personnel, and general business development. We believe that such assistance may enable us to exercise influence with respect to such matters as research and development plans, product development strategy, financing, budgeting, marketing, management selection and exit strategies of our portfolio companies. Additionally, we plan to use our extensive relationships throughout the life sciences industry to facilitate strategic initiatives such as mergers and partnerships, raising capital, finding key employees, and other value-added activities.


INVESTMENTS OUTSIDE OF PRINCIPAL INVESTMENT OBJECTIVE

In addition to investments in life sciences companies, we may invest up to 25% of the Fund's assets in other high growth industries.

Management

DIRECTORS AND OFFICERS


Our Board of Directors is responsible for all aspects of our management and day-to-day operations. We have a total of five directors, three of whom are independent, as required by the Investment Company Act, and two affiliated, one from meVC Advisers and one from DAE Advisers. Our Board of Directors will have exclusive control of our business and operations, including the selection and retention of our Investment Adviser. Except as otherwise required by law or our articles of incorporation, our stockholders will have no rights to participate in our business or operations.



PETER S. FREUDENTHAL Mr. Freudenthal is Chairman, Chief Executive Officer and a director of the Fund. Mr. Freudenthal is also co-founder, President, and Chairman of meVC.com, Inc. and Vice-Chairman and a director of the meVC Draper Fisher Jurvetson Fund I, Inc. Previously, Mr. Freudenthal was a Senior Biotechnology Equity Research Analyst and a Vice President with Robertson Stephens & Company. Before joining Robertson Stephens, Mr. Freudenthal also served as Director of Healthcare Research at Brean Murray & Company, a privately held investment bank in New York. Mr. Freudenthal attended the Yale School of Medicine where he focused on Neurosurgery and Trauma Surgery. Prior to medical school, Mr. Freudenthal was Senior Graduate Fellow in the Laboratory of Immunology & Cellular Physiology at The Rockefeller University in New York, as well as a National Science Foundation Fellow and a David C. Scott Foundation Fellow. From 1981 to 1985, Mr. Freudenthal was a Thomas J. Watson Scholar at the IBM Research Center in Yorktown, New York. Mr. Freudenthal received his B.S. with a double major in Molecular Biophysics & Biochemistry and Molecular Biology from Yale College.


PATRICK G. ENRIGHT Mr. Enright is a director of the Fund and a managing member of DAE Advisers. He has over 16 years of experience in the healthcare industry as an operating executive and as a principal investor. Mr. Enright joined Diaz & Altschul Group, LLC in February 1998 and is also managing member of Diaz & Altschul Advisors, LLC, the investment adviser for the Delta Funds. Prior to joining Diaz & Altschul Group, LLC, he was Chief Financial Officer and Vice President of Business Development of Valentis, Inc., a NASDAQ-traded healthcare company focused on the development of novel delivery technologies for biological drugs, and remains a member of its board of directors. Mr. Enright joined Valentis in March 1995 and was instrumental in developing and executing the company's financing and corporate partnering strategies. From September 1993 to June 1994, Mr. Enright was Senior Vice President of Finance and Business Development at Boehringer Mannheim Therapeutics ("BMT"), a pharmaceutical company with over $1 billion in annual revenues. BMT was a subsidiary of Corange, Ltd., a multi-national pharmaceuticals, diagnostics and specialty chemicals company that was acquired by Hoffmann-La Roche for approximately $10 billion. From September 1989 to September 1993, he was a Vice President at PaineWebber Development Corporation. From 1984 to 1989, Mr. Enright worked at Sandoz Corporation, a multi-national life sciences company (renamed Novartis following its merger with Ciba-Geigy), where he held positions in business development and mergers and acquisitions, reporting to the Chief Executive Officer. Mr. Enright received his B.S. in Biological Sciences from Stanford University and his M.B.A. from the Wharton School of Business at the University of Pennsylvania.

[Three independent directors to be appointed.]

ANDREW E. SINGER Mr. Singer is President of the Fund. Mr. Singer is also co-founder, Chief Executive Officer and a director of meVC.com, Inc. and the President of the meVC Draper Fisher Jurvetson Fund I, Inc. Previously,
Mr. Singer was a Senior Associate at Robertson Stephens & Company. Before joining Robertson Stephens, Mr. Singer was Director of New Business at The Shansby Group, a venture capital firm managing approximately $120 million of investor capital. Mr. Singer also served

Management

as a Financial Analyst at The Blackstone Group, a boutique investment bank, where he evaluated investments for Blackstone's $800 million leveraged acquisition fund and provided strategic advisory services to portfolio companies of the fund. Mr. Singer received his B.A. in East Asian Studies, cum laude with distinction in the major, from Yale College and his M.B.A. with distinction from the Harvard University Graduate School of Business.


PAUL WOZNIAK Mr. Wozniak is Vice President, Chief Financial Officer and Treasurer of the Fund. Mr. Wozniak is also Chief Operating Officer of meVC.com, Inc. and Vice President, Chief Financial Officer, and Treasurer of the meVC Draper Fisher Jurvetson Fund I, Inc. Mr. Wozniak has fourteen years experience in international fund management operations. Previously, Mr. Wozniak served in various operational roles, most recently as Vice President and Director, Mutual Fund Operations, at GT Global Inc./AIM Funds. At GT Global, Mr. Wozniak was responsible for the overall management of the mutual fund accounting and pricing groups for the GT Global mutual fund family, comprising over $10 billion in 37 funds invested worldwide. Mr. Wozniak also served as an officer of both GT Global Inc. and the GT Global Family of Funds. Mr. Wozniak received his B.S. in Accounting from the University of Scranton.



KENNETH PRIORE Mr. Priore is Secretary of the Fund. Mr. Priore is also Internal Counsel and Director of Policy and Compliance for meVC.com, Inc. and Secretary of the meVC Draper Fisher Jurvetson Fund I, Inc. Formerly, he was employed with Charles Schwab & Co. Most recently, Mr. Priore served as Managing Attorney:
Third Party Actions, Arbitration and Litigation, for the Office of Corporate Counsel at Charles Schwab, where he managed an active litigation docket of over 400 open matters representing over $100 million in customer assets. Prior to that, Mr. Priore served as Policy Director, where he was responsible for strategic planning and participated in product development teams for retail financial services and e-commerce applications. He also served as a Corporate Attorney at Charles Schwab. Mr. Priore received his B.A. from Tufts University and his J.D. from Tulane Law School.


INVESTMENT ADVISER


meVC Advisers is our investment adviser. meVC Advisers was incorporated in Delaware in December 1999. meVC Advisers is a wholly-owned subsidiary of meVC.com, Inc. The executive offices of meVC.com and meVC Advisers are located at 991 Folsom Street, San Francisco, California 94107. meVC Advisers is a registered investment adviser under the Advisers Act.


meVC Advisers currently has two directors and four officers, all of whom are our affiliates, as defined in the Investment Company Act. meVC Advisers will set our strategic and operational direction and oversee the management of the Fund through the activities of DAE Advisers. meVC Advisers will also manage our day-to-day operations, including our accounting, finance, marketing, record-keeping and regulatory compliance efforts.

In return for its services, we have agreed to pay to meVC Advisers an annual management fee equal to 2.5% of our average weekly net assets, payable in monthly installments, and annual incentive compensation equal to 20% of our annual realized capital gains net of realized and unrealized capital losses.

Mr. Singer is Chief Executive Officer of meVC Advisers and a member of its board of directors.

Mr. Freudenthal is President of meVC Advisers and Chairman of its board of directors.

Mr. Wozniak is Vice President, Operations of meVC Advisers.

Mr. Priore is Secretary of meVC Advisers.

Management


The Investment Advisory Agreement may be terminated by meVC Advisers or the Fund and the Investment Sub-Advisory Agreement may be terminated by DAE Advisers, meVC Advisers or the Fund, in each case with written notice of termination delivered to each party at least 60 days prior to the termination date. meVC Advisers and DAE Advisers have agreed that in the event either of them is terminated involuntarily by our Board of Directors, neither of them may thereafter provide, directly or indirectly, investment advisory services to the Fund. In the event of a termination of either agreement, our Board of Directors will select a new investment adviser to implement our investment objective and strategies.


INVESTMENT SUB-ADVISER


DAE Advisers is our investment sub-adviser. DAE Advisers will identify, structure and negotiate investments for the Fund, as well as monitor and assist our portfolio companies in the accomplishment of their operating objectives. The managing members of DAE Advisers are Reinaldo M. Diaz, Arthur G. Altschul, Jr., and Patrick G. Enright. They have over 40 years of investment experience, including experience investing in venture stage companies, as well as entrepreneurial and managerial experience in the life sciences industry. They have served on numerous boards of directors and have gained experience building venture and development stage companies into successful enterprises. Through their experience as fund managers, principal investors and operating executives, they have developed an extensive network of contacts throughout the industry that is expected to generate numerous investment opportunities. Moreover, they have extensive understanding of the capital markets for life sciences companies, as well as direct experience investing in common stock, structured equity and debt of venture and development stage publicly traded companies. The managing members of DAE Advisers are also the investment advisers to the Delta Funds, a group of private investment funds with approximately $100 million in assets. The Delta Funds focus on making investments in healthcare and life sciences companies. Since 1996, the managing members of DAE Advisers have structured over $250 million in investments.



The executive offices of DAE Advisers are located at 950 Third Avenue, New York, New York 10022 and at 3000 Sand Hill Road, Menlo Park, California 94025. DAE Advisers is a registered investment adviser under the Advisers Act.


In return for its services as Investment Sub-Adviser, DAE Advisers will receive from meVC Advisers an amount equal to 40% of the management fee we pay to meVC Advisers. meVC Advisers has also agreed to pay DAE Advisers 85% of the carried interest it receives from the Fund. The Investment Sub-Advisory Agreement may be terminated by meVC Advisers, DAE Advisers or us upon written notice of such termination to each of the other parties at least 60 days prior to the effective date of termination.


REINALDO M. DIAZ Mr. Diaz is a managing member of DAE Advisers. He has been active in the investment banking industry for over 19 years. He is also a founder of Diaz & Altschul Group, LLC, whose subsidiary, Diaz & Altschul Advisors, LLC is the investment adviser for the Delta Funds. From 1993 to 1996, Mr. Diaz was Managing Director and Head of the Healthcare Group at Schroder Wertheim & Co., Inc., where he was responsible for establishing and developing the firm's investment banking presence in the healthcare sector. From 1981 to 1993, Mr. Diaz was with PaineWebber Incorporated. From 1981 to 1985, he was a member of the Investment Banking Department, where he focused on healthcare and technology clients. In 1985, Mr. Diaz co-founded PaineWebber Development Corporation ("PWDC") and in 1990, he became PWDC's President. PWDC provided financial advisory services to healthcare clients, managed over $225 million of capital invested principally in the healthcare sector, and raised approximately $700 million to fund the development of novel biopharmaceutical and medical device products, including Genentech's Activase (t-PA) and Protropin (Hgh), Amgen's Neupogen (GCSF), Centocor's ReoPro, Genzyme's hyaluronic acid-based products, and

Management


Becton Dickinson's FACS instrument line. Mr. Diaz has served on the board of directors of Alkermes, Inc., Amgen Development Corporation, Genentech Development Corporation III, Genzyme Development Corporation and several private companies. Mr. Diaz currently serves on the board of directors of Berkeley HeartLabs, Inc., an e-healthcare company, and Medrium, Inc., a company developing Internet-based tools for physicians' practices management software. He is a graduate of Harvard College and of Harvard University Graduate School of Business.



ARTHUR G. ALTSCHUL, JR. Mr. Altschul is a managing member of DAE Advisers. He is also a founder of Diaz & Altschul Group, LLC, whose subsidiary, Diaz & Altschul Advisors, LLC is the investment adviser for the Delta Funds. Between 1985 and 1991, Mr. Altschul worked in the Equity and Fixed-Income trading departments at Goldman, Sachs & Co., was a founding limited partner of The Maximus Fund, LP, and worked in the Equity Research department at Morgan Stanley & Co. From its founding in 1992 through 1996, Mr. Altschul worked at SUGEN, Inc., a biopharmaceutical company focused on cancer drug development, which was recently acquired by The Pharmacia and Upjohn Corporation for $650 million. Additionally, he has been responsible in various capacities for numerous venture capital investments and sits on the board of directors of a number of venture companies. Currently, Mr. Altschul serves on the board of directors of General American Investors, Inc., a NYSE-traded closed-end investment company with over $1 billion in gross assets; General American is one of the oldest publicly traded closed-end funds in the United States. He also sits on the boards of Medicis Pharmaceuticals, a NYSE-traded healthcare company focused on the dermatology market; ValiGen, Inc., a privately held European-based genomics company focused on the identification and validation of novel targets for drug discovery and development; Microbes, Inc., a bioremediation company focused on the petroleum industry; the Delta Opportunity Fund; and The Overbrook Foundation, a $150 million not-for-profit foundation. Additionally, he is Chairman of Soliloquy, Inc., a software company focused on natural language dialogue. Mr. Altschul received his B.Sc. in Computer Science from Columbia University.


PATRICK G. ENRIGHT Mr. Enright is a director of the Fund and a managing member of DAE Advisers. He has over 16 years of experience in the healthcare industry as an operating executive and as a principal investor. He joined Diaz & Altschul Group, LLC in February 1998 and is also managing member of Diaz & Altschul Advisors, LLC, the investment adviser for the Delta Funds. Prior to joining Diaz & Altschul Group, LLC, he was Chief Financial Officer and Vice President of Business Development of Valentis, Inc., a NASDAQ-traded healthcare company focused on the development of novel delivery technologies for biological drugs, and remains a member of its board of directors. Mr. Enright joined Valentis in March 1995 and was instrumental in developing and executing the company's financing and corporate partnering strategies. From September 1993 to June 1994, Mr. Enright was Senior Vice President of Finance and Business Development at Boehringer Mannheim Therapeutics ("BMT"), a pharmaceutical company with over $1 billion in annual revenues. BMT was a subsidiary of Corange, Ltd., a multi-national pharmaceuticals, diagnostics and specialty chemicals company that was acquired by Hoffmann-La Roche for approximately $10 billion. From September 1989 to September 1993, he was a Vice President at PaineWebber Development Corporation. From 1984 to 1989, Mr. Enright worked at Sandoz Corporation, a multi-national life sciences company (renamed Novartis following its merger with Ciba-Geigy), where he held positions in business development and mergers and acquisitions, reporting to the Chief Executive Officer. Mr. Enright received his B.S. in Biological Sciences from Stanford University and his M.B.A. from the Wharton School of Business at the University of Pennsylvania.

STRATEGIC ADVISORY BOARD


Our Board of Directors has established a Strategic Advisory Board whose members are, in the judgment of the directors, highly knowledgeable about life sciences in general with particular experience and expertise in areas consistent with the investment objective and strategies of the Fund.

Management


The Advisory Board will consult from time to time with our Board of Directors, meVC Advisers and DAE Advisers, primarily with respect to scientific, technical and regulatory developments and trends affecting companies in the life sciences industry. The members of the Advisory Board will assist in identifying target sectors for investment, but will not review or approve specific investment decisions. The Advisory Board will have no power to determine that any security or other investment be purchased or sold by the Fund.


The members of the Advisory Board, and their current or former principal occupations, are as follows:


RICHARD BARTH Mr. Barth is a member of the Strategic Advisory Board for the Fund. Mr. Barth served as Chairman of the Board of the Ciba-Geigy Corporation from 1990 to 1996, and was President and Chief Executive Officer of Ciba-Geigy from 1986 to 1996. Mr. Barth joined Ciba-Geigy in 1965 and held numerous other executive positions during his tenure with Ciba-Geigy, including general counsel, corporate secretary, chief financial officer and senior vice president. Mr. Barth is a member of the board of directors of numerous organizations, including Novartis Corporation, The Bank of New York, Bowater, Inc., and New York Medical College. Mr. Barth is an emeritus member of the President's Council on Sustainable Development, having been appointed by President Clinton.
Mr. Barth received his B.A. degree from Wesleyan University and his L.L.B. from Columbia Law School.



GIDEON GOLDSTEIN Dr. Goldstein is a member of the Strategic Advisory Board for the Fund. Dr. Goldstein is the founder of Thymon, LLC, a privately held biotechnology company started in 1995. Previously, Dr. Goldstein held various corporate positions within Johnson & Johnson, serving as Chief Executive Officer and Executive Vice President of the Immunobiology Research Institute from 1987 to 1994 and holding various other executive positions from 1977 to 1987. From 1967 to 1977, Dr. Goldstein held numerous academic appointments at Sloan-Kettering, New York University School of Medicine, and the National Institutes of Health, notably serving as Professor of Biology with the Sloan-Kettering Division of Cornell Medical School from 1974 to 1977 and as Member of the Sloan-Kettering Institute. Dr. Goldstein is responsible for numerous patented inventions that have been developed into marketed medical products, including the Ortho-mune-TM- diagnostic monoclonal antibodies for T-cell phenotyping, the Ortho-clone-TM- therapeutic monoclonal antibody for human transplant rejection treatment, and the Timunox-TM- (thymopentin) immunomodulatory pentapeptide. Dr. Goldstein's ongoing research and patent activities cover orally active analogs of thymopentin as well as diagnostic immunoassays for major depression. Dr. Goldstein's various affiliations include the American Association for the Advancement of Science, the American Association of Immunologists, the Society for Neuroscience and The Harvey Society. Dr. Goldstein received his undergraduate, M.B.B.S., M.D. and Ph.D. degrees from the University of Melbourne, reading for his Ph.D. under the supervision of Nobel Laureate Sir Macfarlane Burnet.



ROBERT LANGER Dr. Langer is a member of the Strategic Advisory Board for the Fund. He is also the Kenneth J. Germeshausen Professor of Chemical and Biomedical Engineering at the Massachusetts Institute of Technology. Dr. Langer has received honorary doctorates from the Eidgenossische Technische Hochschule in Switzerland, the Technion in Israel, and The Catholic University of Louvain in Belgium. He is Chairman of the Food and Drug Administration's SCIENCE Board, the FDA's highest advisory board. Dr. Langer has written 620 articles and 400 abstracts. He has also received 370 patents, one of which was cited as the outstanding patent in Massachusetts in 1988 and one of 20 outstanding patents in the United States. Dr. Langer's patents have been licensed or sub-licensed to over 70 pharmaceutical, chemical, biotechnology and medical device companies. He is the only engineer to receive the Gairdner Foundation International Award; 52 recipients of this award have subsequently received a Nobel Prize, and he received the Lemelson-MIT prize, the world's largest prize for invention. In 1989, Dr. Langer was elected to the Institute of Medicine of the National Academy of Sciences, and in 1992 he was elected to both the National Academy of Engineering and to the

Management


National Academy of Sciences. He is the only active member of all three United States National Academies. Both Forbes Magazine and BioWorld have named Langer as one of the top 25 most important individuals in biotechnology. He has served, at various times, on 8 boards of directors and 20 scientific advisory boards of such companies as Alkermes, Mitsubishi Pharmaceuticals, Warner-Lambert, and Guilford Pharmaceuticals. Dr. Langer received his B.S. from Cornell University and his Sc.D. from the Massachusetts Institute of Technology, both in chemical engineering.



ARNOLD J. LEVINE Dr. Levine is a member of the Strategic Advisory Board for the Fund. Dr. Levine, a cancer biologist, serves as President and Chief Executive Officer of Rockefeller University. Previously, Dr. Levine was the Harry C. Weiss Professor of Life Sciences at Princeton University, where he founded Princeton's molecular biology department and guided its growth to two research laboratories and thirty-five faculty members over his twelve-year tenure. Prior to his work at Princeton, Dr. Levine was Chairman of the Molecular Biology Department at SUNY/Stony Brook School of Medicine. Dr. Levine's research accomplishments include the discovery of the p53 protein molecule that inhibits the development of cancer tumors. Dr. Levine serves as a director of the Perkin-Elmer Corporation, Perkin-Elmer's Celera Genomics unit, Baxter International, Inc., Genomica Corporation and Advanced Medicine. Dr. Levine received his doctorate degree in microbiology from the University of Pennsylvania and conducted his post-doctoral work in virology at the California Institute of Technology.



JOSEPH SCHLESSINGER Dr. Schlessinger is a member of the Strategic Advisory Board for the Fund. Dr. Schlessinger is the Director of the Skirball Institute of Biomolecular Medicine and the Helen and Milton A. Kimmelman Professor and Chairman of Pharmacology at New York University. Previously, he was the Ruth and Leonard Simon Professor in Cancer Research in the Department of Chemical Immunology at the Weizmann Institute of Science in Rehevot, Israel. Additionally, Dr. Schlessinger was a co-founder of SUGEN, Inc., now a division of Pharmacia, and former Director of Research for Rorer Biotechnology, Inc. He currently serves on the editorial boards of Cell, EMBO Journal, Molecular Cell, Protein Engineering, Molecular Cell Biology, Journal of Cell Biology, and Cell Growth and Differentiation. He has received numerous awards and prizes and he is also a member of the National Academy of Sciences. Dr. Schlessinger received his Ph.D. in Chemistry from the Weizmann Institute in Rehovot, Israel and conducted his post-doctoral work at the School of Applied Engineering Physics and the Department of Physics at Cornell University.

Management

Valuation of portfolio securities


As a general principle, the current fair value of an investment is the amount that we might reasonably expect to receive for the asset if it were currently sold by us. There is a range of values that is reasonable for investments in private companies at any particular time. Generally, our Board of Directors will initially set the fair value of each of our investments at cost. Upon the occurrence of a significant development or other factor affecting a portfolio company, including results of operations, changes in general market conditions, subsequent financing or the availability of market quotations, our Board of Directors will determine whether such events provide a basis for valuing such investment at a number other than cost.



We anticipate that many of our investments for which a public market does not exist will be restricted securities under the Securities Act. Whenever possible, DAE Advisers will negotiate for registration rights for us in connection with our investments. The value for investments for which no public market exists cannot be precisely determined. Generally, our Board of Directors will value such investments on a going concern basis without considering disposition costs. On a quarterly basis, and at such other times as deemed appropriate under the circumstances, our Board of Directors will prepare a valuation of our assets. We will publish our net asset value on a weekly basis.



Our Board of Directors will value our portfolio investments for which market quotations are readily available and which are freely transferable as follows:
(i) securities traded on a securities exchange or the Nasdaq Market will be valued at the closing price on the day the securities are being valued and
(ii) securities traded in the over-the-counter market will be valued at the average of the closing bid and asked prices for the trading day the securities are being valued. Our Board of Directors will value those portfolio investments for which market quotations are readily available but are restricted from free trading in the public securities markets, including stock subject to Rule 144 under the Securities Act, by discounting the closing price or the closing bid and asked prices for the last trading day prior to the date of valuation to reflect the illiquidity imposed by the Rule 144 restrictions, but taking into consideration whether we have any contractual registration rights. For this purpose, an investment that is exercisable for or convertible into a security for which market quotations are readily available or otherwise contains the right to acquire such a security will be deemed to be an investment for which market quotations are readily available, but the value of the security will be reduced by any consideration to be paid by us in connection with the exercise or conversion.



With respect to any debt securities in our portfolio with a maturity date within 60 days of the valuation date, our Board of Directors will value such securities using the amortized cost method. Securities with a maturity date of more than 60 days after the valuation date for which there is a market and which are freely transferable will be valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Certificates of deposit held in our portfolio will generally be valued at their face value, plus accrued interest.



The fair value of investments for which no market exists and for which our Board of Directors has determined that the original cost of the investment is no longer an appropriate valuation will be determined on the basis of procedures established in good faith by our Board of Directors. Valuations will be based upon such factors as earnings and net worth, the market price of similar securities of comparable companies and an assessment of future financial prospects. In the case of unsuccessful operations, the valuation may be based upon anticipated liquidation proceeds.



Our Board of Directors may also consider, when available, a follow-on investment in a portfolio company's securities as the basis of valuation. This method of valuing a follow-on investment will be used only with respect to completed transactions. Publicly traded securities with legal, contractual or practical restrictions on transfer may be valued at a discount from their value determined by the foregoing methods to reflect these restrictions.

Valuation of portfolio securities


Our Board of Directors will review its valuation policies from time to time and make any necessary adjustments. Our Board of Directors may also hire independent consultants to review our valuation procedures or to conduct an independent valuation.



To determine the net asset value per share of our common stock, the value of our assets, including our portfolio securities, will be determined by our Board of Directors, and our liabilities, if any, will be subtracted, and the difference will be divided by the number of outstanding shares of our common stock on the date of valuation.



The value of our portfolio securities is inherently subjective. Our net asset value, as determined by our Board of Directors, may also not fully reflect the price at which you could sell your shares in the secondary market, if a secondary market for our shares were to develop.

Investment Company Act regulation

We have elected to be regulated as a business development company under the Investment Company Act. A business development company is defined as a domestic, closed-end company that is operated for the purpose of making specific types of investments and that makes available significant managerial assistance to the companies in which it invests.

Business development companies are exempt from certain provisions of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Specifically, as a business development company we are regulated only by those portions of the Investment Company Act pertaining to business development companies, are not required to register as an investment company and are otherwise exempt from the majority of the provisions of the Investment Company Act. The provisions to which we are subject are somewhat less stringent than those pertaining to registered investment companies. In addition, as a business development company we are able to base the compensation that we pay to our investment adviser and investment sub-adviser on our performance, which is otherwise prohibited by the Investment Advisers Act. We believe that this compensation structure will assist us in attracting highly qualified investment advisers and investment sub-advisers.

As a business development company, we are required to:

-- have least 70% of our investments in eligible assets before investing in non-eligible assets; and

-- provide or make available significant managerial assistance to our portfolio companies.

ELIGIBLE ASSETS

Eligible assets include:

-- securities of an eligible portfolio company which are purchased from that company in a private transaction. An eligible portfolio company is a company that:

  - is organized and has its principal place of business in the United States;

  - subject to certain narrowly defined exceptions, is not itself a registered investment company;

  - has no class of securities listed on a national securities exchange or on a dealers' margin list;

  - is actively controlled by a business development company, either alone or acting as part of a controlling group, and an affiliate of the business development company serves on such company's board of directors; or

  - meets certain other criteria as may be established from time to time by the Securities and Exchange Commission pursuant to its rule-making authority;

-- securities received by the business development company in connection with its ownership of securities of an eligible portfolio company; or

-- cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

SIGNIFICANT MANAGERIAL ASSISTANCE

Significant managerial assistance includes:

-- any arrangement in which a business development company offers to provide, and, if accepted, provides, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company; or

Investment Company Act regulation

-- the exercise by a business development company of a controlling influence over the management or policies of a portfolio company by the business development company acting individually or as part of a group acting together which controls the portfolio company.

REGULATORY RESTRICTIONS

The Investment Company Act requires that at least a majority of our board of directors be composed of individuals who are not "interested persons," as such term is defined in the Investment Company Act.

The Investment Company Act also places certain restrictions on our ability to take certain actions. We may not alter or change our investment objectives, strategies or policies such that we cease to be a business development company, nor can we voluntarily withdraw our election to be regulated as a business development company, without the approval of the holders of a majority, as defined in the Investment Company Act, of our outstanding voting securities. Such approval is also required before we may change our status as a non-diversified investment company.

We are also prohibited by the Investment Company Act from knowingly participating in a joint transaction, including a co-investment in a portfolio company with an affiliated person, including any of our directors, meVC Advisers, DAE Advisers or any of their affiliates. We intend to apply to the SEC for exemptive relief from this provision to allow the Fund to make co-investments with affiliates of DAE Advisers and follow-on co-investments with such affiliates in portfolio companies in which the Fund is an existing investor. Although the SEC has granted similar relief in the past, we cannot be certain that our application for such relief will be granted.

Description of capital stock

COMMON STOCK

The table below sets forth certain information about our capital stock.

                                                                                          (4)
                                                                                        AMOUNT
                                             (2)                  (3)                 OUTSTANDING
                 (1)                       AMOUNT       AMOUNT HELD BY THE FUND   EXCLUSIVE OF AMOUNT
            TITLE OF CLASS               AUTHORIZED       OR FOR ITS ACCOUNT        SHOWN UNDER (3)
            --------------               ----------       ------------------        ---------------
Common Stock, $.001 par value.........  1,000,000,000            (0)                     100


Holders of shares of our common stock are entitled to one vote per share on all matters submitted for action by our stockholders. Our stockholders do not have cumulative voting rights with respect to the election of directors and, thus, the holders of a majority of our outstanding shares can, if they choose to do so, elect all of our directors. The holders of shares of our common stock are entitled to receive dividends when, as and if declared by our Board of Directors out of funds legally available for this purpose.


If we are liquidated, dissolved or wound up, holders of our common stock are entitled to share ratably in all of our remaining assets after payment of any outstanding liabilities. Holders of shares of our common stock have no conversion or exchange rights or privileges nor do shares of our common stock carry redemption rights. All of the outstanding shares of our common stock are, and the shares offered in this offering, when issued against payment for them, will be, fully-paid and non-assessable.

CERTAIN ASPECTS OF OUR ARTICLES OF INCORPORATION AND BYLAWS

CLASSIFIED BOARD


Our articles of incorporation provide for a classified Board of Directors consisting of three classes of directors, each serving staggered three-year terms. As a result, a portion of our Board of Directors will be elected each
year. Peter S. Freudenthal and            have been designated Class I directors
whose terms expire at the [    ] annual meeting of stockholders.            has
been designated as a Class II director whose term expires at the [    ] annual
meeting of stockholders.            and            have been designated as Class
III directors whose terms expire at the [    ] annual meeting of stockholders.
This classification of the Board of Directors may delay or prevent a change in control of our company or in our management.


EXECUTIVE OFFICERS


Executive officers are appointed by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors, officers or key employees.


BOARD COMMITTEES


Our Board of Directors has established an audit committee. The audit committee
currently consists of Messrs.            and            . The audit committee
reviews our internal accounting procedures and consults with and reviews the services provided by our independent accountants.


EXECUTIVE COMPENSATION

Since we are newly organized, we have not yet paid compensation to any of our directors or officers.

Description of capital stock

LIMITATIONS ON DIRECTORS' LIABILITY AND INDEMNIFICATION

Our articles of incorporation limit the liability of directors to the maximum extent permitted by applicable law, including Maryland law and the Investment Company Act. In the event of any litigation or other proceeding against a director, Maryland law permits the Fund to indemnify the director for certain expenses and to advance money for such expenses unless:

-- it is established that the act or omission of the director was material to the matter giving rise to the proceeding and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty;

-- the director actually received an improper personal benefit in money, property, or services; or

-- in the case of any criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful.

This limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission. Our articles of incorporation and bylaws provide that we shall indemnify our directors and executive officers and may indemnify our other officers and employees and other agents to the fullest extent permitted by applicable law. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether our bylaws would permit indemnification.

We have entered into agreements to indemnify our directors and executive officers, in addition to indemnification provided for in our bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by any such person in any action or proceeding arising out of such person's services as a director or executive officer or at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

The limited liability and indemnification provisions in our articles of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty and may reduce the likelihood of derivative litigation against our directors and officers, even though a derivative litigation, if successful, might otherwise benefit us and our stockholders. A stockholder's investment in us may be adversely affected to the extent we pay the costs of settlement or damage awards against our directors or officers under these indemnification provisions.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.


MARYLAND ANTI-TAKEOVER LAW AND ARTICLES AND BYLAW PROVISIONS


Provisions of Maryland law and our articles of incorporation and bylaws could make the following more difficult:

--  the acquisition of us by means of a tender offer;

--  acquisition of us by means of a proxy contest or otherwise; or

--  the removal of our incumbent officers and directors.

These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging such proposals because negotiation of such proposals could result in an improvement of their terms.

Description of capital stock


ELECTION AND REMOVAL OF DIRECTORS. Our Board of Directors is divided into three classes. The directors in each class will serve for a three-year term, one class being elected each year by our stockholders. This system of electing and removing directors may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of us because it generally makes it more difficult for stockholders to replace a majority of the directors.



STOCKHOLDER MEETINGS. Under our articles of incorporation, the Board of Directors, the Chairman of the Board, Chief Executive Officer or President may call special meetings of stockholders. A special meeting also may be called at the written request of holders of shares entitled to vote not less than 75% of all votes entitled to be cast at such meeting.


ADOPTION, AMENDMENT OR REPEAL OF OUR BYLAWS. Our articles of incorporation provide that any adoption, amendment or repeal of our Bylaws will require the approval of:

-- at least 66-2/3% of the total number of our authorized directors, irrespective of any vacancies that may exist on the board of directors at the time; or

-- the holders of at least 66-2/3% of the then outstanding shares of our capital stock entitled to vote on the matter.

REMOVAL OF DIRECTORS. Our articles of incorporation provide that our stockholders may remove one or more of our directors only for cause and only with the affirmative approval of the holders of at least 75% of the then outstanding shares of our capital stock entitled to vote on the matter.

CONVERSION TO OPEN-END INVESTMENT COMPANY. Our articles of incorporation provide that any proposal to convert us from a closed-end investment company to an open-end investment company will require the affirmative approval of (i) at least 75% of our directors and (ii) the holders of at least 75% of the then outstanding shares of our capital stock entitled to vote on the matter.

REQUIREMENTS FOR ADVANCE NOTIFICATION OF STOCKHOLDER NOMINATIONS AND PROPOSALS. Our bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the board of directors.

AMENDMENT OF CHARTER PROVISIONS. The amendment of any of the above provisions would require approval by holders of at least 66-2/3% of the then outstanding shares of our capital stock entitled to vote on the matter.

ANNUAL MEETINGS

We intend to hold annual meetings of our stockholders to elect our directors and take such other action as may be necessary or appropriate if we are required to do so under applicable law or rules of exchanges or other applicable regulatory agencies.

DISTRIBUTIONS

At least one time per year, we will make distributions of cash and securities to you of at least 90% of the net investment income we receive from interest and dividends plus net short-term capital gains. We intend to make the first distribution, which will likely be comprised entirely of investment income from short-term investments in accordance with our investment objective, by December 31, 2000. If we incur indebtedness, however, the Investment Company Act limits our ability to make distributions if at any time our "asset coverage ratio" is below 300%.


We may also distribute from time to time any capital gains, net of realized and unrealized capital losses and fees and expenses, we realize from our investments in portfolio companies. In addition, if

Description of capital stock


any of our portfolio companies elects to sell its shares in an initial public offering, or if we receive publicly traded stock from an acquirer of one of our portfolio companies, the board of directors may distribute pro rata our shares or a portion of our shares of that company's capital stock. Any shares we distribute may be subject to certain transfer restrictions, including a lock-up period which may prohibit you from selling the distributed shares for up to six months. The timing of capital gains distributions will vary depending on when we liquidate our investments in individual portfolio companies. However, in some cases we may not distribute realized capital gains.


We intend to qualify for the special tax treatment provided under Subchapter M of the Internal Revenue Code. To qualify for such treatment, we must distribute to our stockholders for each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income and net short-term capital gains). These distributions will be taxable to you as ordinary income or capital gains. You may be proportionately liable for taxes on income and gains of the Fund, but, if you are not subject to tax on your income, should not be required to pay tax on amounts distributed to you. We will inform stockholders regularly of the amount and nature of our income and gains. A more detailed discussion of the federal income tax considerations applicable to us and to an investment in shares of our common stock is included in the SAI under the heading "Federal Income Tax Matters."

DIVIDEND REINVESTMENT PLAN

All of our stockholders who hold shares of common stock in their own name will automatically be enrolled in our Dividend Reinvestment Plan, or the Plan. All such stockholders will have their cash dividends and distributions automatically reinvested by State Street Bank and Trust Company, or the Plan Agent, in additional shares of our common stock. Any stockholder may, of course, elect to receive his or her dividends and distributions in cash. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual stockholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for stockholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent, or your broker or other nominee, as the case may be, in writing.

The Plan Agent serves as agent for the stockholders in administering the Plan. When we declare a dividend or distribution payable in cash or in additional shares of our common stock, those stockholders participating in the Plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Administrator. If the market value of a share of our common stock on the record date for such dividend or distribution equals or exceeds the net asset value per share on that date, we will issue new shares at the net asset value. If the net asset value exceeds the market price, the Plan Agent will purchase in the open market such number of shares as is necessary to complete the distribution.

The Plan Agent will maintain all stockholder accounts in the Plan and furnish written confirmation of all transactions. Shares of our common stock in the Plan will be held in the name of the stockholder and such stockholder will be considered the beneficial owner of such shares for all purposes.

There is no charge to stockholders for participating in the Plan or for the reinvestment of dividends and distributions. We will not incur brokerage fees with respect to newly issued shares issued in connection with the Plan. Stockholders will, however, be charged a pro rata share of any brokerage fee charged for open market purchases in connection with the Plan.

We may terminate the Plan at any time. We may also amend the Plan upon providing written notice to stockholders participating in the Plan at least thirty days prior to such amendment. You may withdraw from the Plan upon written request to the Plan Agent. You may obtain additional information about the Plan from the Plan Agent.

Underwriting

The Fund and the underwriters for the offering named below have entered into an underwriting agreement concerning the shares being offered. Subject to conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. UBS Warburg LLC is the representative of the underwriters.

                                                               NUMBER
UNDERWRITER                                                   OF SHARES
-----------------------------------------------------------------------
UBS Warburg LLC.............................................
                                                               -------
    Total...................................................
                                                               =======

If the underwriters sell more shares than the total number set forth in the table above, the underwriters have a 30-day option to buy up to an additional shares from the Fund. If any shares are purchased under this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

The following tables show the per share and total sales load we will pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase up to an additional shares.

                                                              NO EXERCISE   FULL EXERCISE
-----------------------------------------------------------------------------------------
Per share...................................................    $              $
    Total...................................................    $              $

Shares sold by the underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount
of up to $    per share from the initial public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to
other brokers or dealers at a discount of up to $    per share from the initial
offering price. If all the shares are not sold at the initial public offering price, the representative may change the offering price and the other selling terms.

[The underwriters have informed us that they do not expect discretionary sales
to exceed   % of the shares of common stock to be offered.]

The Fund, meVC Advisers and DAE Advisers have agreed with the underwriters not to offer, sell, contract to sell, hedge or otherwise dispose of, directly or indirectly, or file with the SEC a registration statement under the Securities Act relating to, any of its common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, without the prior written consent of UBS Warburg LLC.

In order to meet the requirements for listing the Shares on the New York Stock Exchange the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial holders. The minimum investment requirement is 100 Shares (or $2,000).

In the ordinary course of their businesses,            , some of the other
underwriters and their respective affiliates have in the past engaged, and in the future may engage in investment banking and financial transactions with the Fund, meVC Advisers, DAE Advisers or their affiliates.

In connection with the offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater

Underwriting

number of shares than they are required to purchase in the offering. Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while the offering is in progress.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

These activities by the underwriters may stabilize, maintain or affect the market price of our common stock. As a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time.

We have agreed to indemnify the several underwriters against liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments that the underwriters may be required to make in respect thereof.

Legal matters

Certain legal matters with respect to the offering will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C. and for the underwriters by Dewey Ballantine LLP, Los Angeles, California.

Experts

Our Statement of Assets and Liabilities as of May 26, 2000, has been included herein in reliance upon the report of PricewaterhouseCoopers LLP, Boston, Massachusetts, independent auditors to the Fund, appearing elsewhere herein, given on the authority of the same firm as experts in auditing and accounting.

Table of Contents of the
Statement of Additional Information

Investment Policies.........................................

Management..................................................

Investment Company Act Regulation...........................

Potential Conflicts of Interest.............................

Federal Income Tax Matters..................................

ERISA Matters...............................................

Transfer Agent and Registrar................................

Dividend Disbursing Agent...................................

Custodian...................................................

Sub-Administrator...........................................

Additional information


We have filed with the Securities and Exchange Commission a registration statement on Form N-2 with respect to the shares of our Common Stock offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules which are a part of the registration statement. Additional information concerning us and our common stock is included in the Registration Statement and its exhibits and schedules. You may read and copy any document we file at the SEC's public reference room in Washington, DC. Please call the SEC at 1-800-942-8090 for further information on the public reference room. Our SEC filings are also available to the public from the SEC's website at http://www.sec.gov.


Upon completion of this offering, we will be subject to the information and periodic reporting requirements of the Securities Exchange Act and will file periodic reports, proxy statements and other information with the SEC. Such periodic reports, proxy statements and other information will be available for inspection and copying at the SEC's public reference room, from the SEC's
website at http://www.sec.gov and from our website at [        ].

Report of independent accountants

To the Shareholder and Directors of
meVC Delta Life Sciences Fund I, Inc.:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of meVC Delta Life Sciences Fund I, Inc. (the Fund), at May 26, 2000, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 21, 2000
                     meVC DELTA LIFE SCIENCES FUND I, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                  MAY 26, 2000

ASSETS
Cash........................................................  $  2,000
Deferred offering costs.....................................   900,000
                                                              --------
    Total Assets............................................   902,000
                                                              --------
LIABILITIES
Liabilities and accrued expenses............................   900,000
                                                              --------
    Total Liabilities.......................................   900,000
                                                              --------
NET ASSETS..................................................  $  2,000
                                                              ========
NET ASSETS CONSIST OF:
Shares of common stock, $.001 par value;
1,000,000,000 shares authorized, 100 shares of which are
issued and outstanding......................................  $      1
Paid in capital in excess of par............................     1,999
                                                              --------
NET ASSETS..................................................  $  2,000
                                                              ========
Net Asset Value Per Share...................................  $     20

--------------

Based on net assets of $2,000 and 100 shares issued and outstanding.

    The accompanying notes are an integral part of this financial statement.

                     meVC DELTA LIFE SCIENCES FUND I, INC.


                         NOTES TO FINANCIAL STATEMENTS


                                  MAY 26, 2000

1.  ORGANIZATION:

meVC Delta Life Sciences Fund I, Inc. (the Fund) was organized as a Maryland corporation on May 19, 2000, and has elected to be regulated as a Business Development Company under the Investment Company Act of 1940. To date, the Fund has not had any transactions other than those related to organizational matters and the sale of 100 shares of beneficial interest to meVC.com, Inc., the parent company of meVC Advisers, Inc.

2.  SIGNIFICANT ACCOUNTING POLICIES:

a.  Deferred Offering Costs:

    The Fund has deferred certain initial public offering costs. These costs will be charged to paid-in capital upon sale of the shares.

b.  Organization Costs:

    Costs relating to the organization of the Fund will be borne by meVC Advisers, Inc.

c.  Accounting Estimates

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS:

a. The Fund has substantially agreed to the terms of an investment advisory agreement with meVC Advisers, Inc. (the Adviser). Pursuant to the investment advisory agreement, the Adviser is responsible for oversight of asset management and administration of the fund. The Fund pays the Adviser a monthly fee at the annual rate of 2.5% of the Fund's average weekly net assets, a portion of which is used to pay the Fund's Sub-Adviser. The Fund shall also pay an annual incentive fee to the Adviser in an amount equal to 20% of the Fund's annual realized capital gains on its investments, net of realized losses and unrealized capital depreciation.

b. The Adviser has substantially agreed to the terms of a sub-advisory agreement with Diaz, Altschul & Enright Advisers, LLC (the Sub-Adviser). The Sub-Adviser provides all investment opportunities for approval by the Fund's board. For the Sub-Adviser's services, the Adviser pays the Sub-Adviser an annual investment sub-advisory fee equal to 1% of the Fund's average net assets. Adviser shall also pay the Sub-Adviser an amount equal to 85% of the annual incentive fee paid by the Fund to the Adviser. The sub-advisory fees are not an additional expense of the Fund.

                     meVC DELTA LIFE SCIENCES FUND I, INC.


                           DIVIDEND REINVESTMENT PLAN


meVC Delta Life Sciences Fund I, Inc. (the "Fund") has adopted a Dividend Reinvestment Plan. Please be aware that all dividends and distributions will be automatically reinvested in shares of the Fund's common stock, $.001 par value ("Common Stock"), at no cost to the stockholder.

Acquisitions of shares of Common Stock for reinvestment may be made by the Fund through the issuance of new shares of Common Stock by the Fund at the then current net asset value ("NAV") and/or by acquisition by the Fund of its shares of Common Stock that are selling at a discount to NAV. Reinvested dividends and distributions will be used by the Fund for general investment and operating purposes, including additional investments in portfolio companies.

Shares of Common Stock acquired by the Fund in accordance with the Plan will be held in the name of the Fund in unissued form by the Fund's Registrar and Transfer Agent. Each stockholder will receive a quarterly statement from the Fund setting forth the number of shares of Common Stock such stockholder owns in the Plan. These shares can be issued to the individual stockholder, or can be liquidated upon delivery of written instructions to State Street Bank and Trust Company (the "Agent").

If you wish to not participate in the Plan and to have dividends and distributions sent to you instead of held for reinvestment, please complete and execute the following section.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, OR OTHER NOMINEE, YOU SHOULD CONTACT YOUR NOMINEE TO SEE IF IT WILL DISCONTINUE YOUR PARTICIPATION IN THE PLAN.

IF YOU WISH TO DISCONTINUE YOUR PARTICIPATION IN THE PLAN, BUT YOUR BROKERAGE FIRM, BANK, OR OTHER NOMINEE IS UNABLE TO HONOR YOUR REQUEST, YOU SHOULD REQUEST IT TO RE-REGISTER YOUR SHARES IN YOUR OWN NAME WHICH WILL ENABLE YOU TO DISCONTINUE PARTICIPATION IN THE PLAN.

ELECTION TO RECEIVE DIVIDENDS AND NOT PARTICIPATE IN THE PLAN

The undersigned elects not to participate in all the Dividend Reinvestment Plan of meVC Delta Life Sciences Fund I, Inc. and requests that all dividends and distributions be deposited to the following account or forwarded to the following address:

Name of Stockholder: ___________________________________________________________

Account Number for Deposit: ____________________________________________________

Bank or Custodial Name: ________________________________________________________

Address for Dividend Mailing: __________________________________________________

________________________________________________________________________________

Telephone: _________________                     Fax: ______________________

Date:_________________                           _________________

                                                      Signature of Registered Holder

                Return this election to:         State Street Bank and Trust Company
                                                 c/o Equiserve
                                                 PO Box 8200
                                                 Boston, MA 02266-8200
                                                 800-426-5523

APPENDIX


"MEET THE MANAGEMENT" PRESENTATION FOR MEVC DELTA LIFE SCIENCES FUND I, INC.



Prospective investors will be able to logon to a website maintained by [ ] at [ ], where a prospectus is available for review. Within designated sections of the prospectus, including the table of contents, an embedded hyperlink {click here for "Meet the Management" Presentation} will provide exclusive access to the "Meet the Management" Presentation. This presentation is a part of the prospectus and highlights selected information contained elsewhere in the prospectus. This presentation does not contain all of the information that you should consider before investing in our common stock. You should read the entire prospectus carefully, including the "Risk Factors," before making an investment decision.



VISUAL 1: DISCLAIMER



Imagery: Fund logo with a faded double helix image background. Below the logo, there is a green band with the text "A venture capital and private equity fund." Below the green band is the disclaimer language that reads: "The "Meet the Management" Presentation is part of our prospectus. This presentation highlights selected information contained elsewhere in this prospectus. This presentation does not contain all of the information that you should consider before investing in our common stock. You should read the entire prospectus carefully, including the "Risk Factors," before making an investment decision."



Script: (Peter Freudenthal) The "Meet the Management" presentation is part of our prospectus. This presentation highlights selected information contained elsewhere in this prospectus. This presentation does not contain all of the information that you should consider before investing in our common stock. You should read the entire prospectus carefully, including the "Risk Factors," before making an investment decision.



Welcome to the "Meet the Management" Presentation for the meVC Delta Life Sciences Fund I. I'm Peter Freudenthal, Chairman and CEO of the Fund. I would
also like to introduce       to speak on behalf of Diaz, Altschul & Enright
Advisers, the Fund's investment sub-adviser. In this presentation, we plan to talk to you about the main investment strategy and the structure of the Fund.



VISUAL 2: OVERVIEW



Imagery: Border and Fund logo.



Visual Text: Title: "Overview." Bullets: (1) "Long-term capital appreciation;"
(2) "Venture capital, private equity and structured investments;" (3) "Life sciences focus;" (4) "Historically, limited access -- meVC addresses market need."



Script: (Peter Freudenthal) (see "The Offering") Venture capital investing has long been available primarily to institutions and high-net worth individuals. However, it is my pleasure to be offering meVC's newest venture capital fund to individual investors with a minimum investment of 100 shares priced at $20 a share. meVC Delta Life Sciences Fund I's investment objective is long-term capital appreciation primarily from venture capital, private equity and structured investments in life sciences companies. We will invest in life sciences companies primarily through: venture capital investments in private companies in various stages of development through seed, expansion and mezzanine financing;

APPENDIX


private equity investments in later stage private companies and companies whose shares are publicly traded; and structured investments in private and publicly traded companies through financial instruments that offer greater protection of principal, such as convertible preferred stock and collateralized debt securities.



VISUAL 3: OFFERING HIGHLIGHTS



Imagery: Border and Fund logo.



Visual Text: Title: "Offering Highlights." Bullets: (1) "IPO Price: $20/share;"
(2) "Minimum Investment: 100 shares;" (3) "Date of Offering: XXXXXXX;"
(4) "Expected Symbol: HVC;" (5) "Expected Trading: Not later than 90 days from the offering date."



Script: (Peter Freudenthal) (see "The Offering") Now, I will review the offering summary for this Fund. The Fund is currently in its initial public offering period and the price per share is $20 with a minimum investment of 100 shares.
This offering is expected to price on                      . We expect to list
the fund on the New York Stock Exchange under the symbol HVC; however, trading will begin not later than 90 days from the offering date.



VISUAL 4: VENTURE CAPITAL AND PRIVATE EQUITY INVESTING



Imagery: Border and Fund logo.



Visual Text: Title: "Venture Capital & Private Equity." Body Text: "Venture
Capital: -- seed, -- expansion, -- mezzanine; Private Equity: -- leveraged buy-outs, -- roll-ups, -- privatizations; Structured Investment: -- convertible and preferred debt, -- revenue-linked securities, -- off-balance sheet securities."



Script: (Peter Freudenthal) (see "Investment Objective and Principal
Strategies -- Principal Investment Strategies -- Utilize a Flexible Venture Capital and Private Equity Investment Model") Before turning the mic over to who will discuss our life sciences investment focus, I will explain the various kinds of investments we intend to make and some of the characteristics of these different investments.



First, traditional venture capital financing typically occurs in three stages: seed stage, expansion round and mezzanine round. A seed round is the first round of professional venture capital financing received by a newly formed company. We may invest a portion of our capital in start-up companies at the seed stage, which we believe present the potential for larger gains, but with increased risk and a longer horizon for the potential realization of gains than expansion and mezzanine rounds of investment. An expansion round is typically the second or third round of professional venture capital financing. When seeking and evaluating expansion round investment opportunities, we intend to pursue companies with proven technologies, products or service offerings that require additional capital to achieve sustained growth. A mezzanine round is typically the last round of venture capital financing prior to an anticipated merger or IPO. When searching for and evaluating mezzanine investment opportunities, we will seek companies that we believe will produce long-term capital appreciation and that possess a strong management team, have a strong board of directors and investor support, occupy a leadership position in their target markets and expect to effect an exit event within an appropriate time frame.



In addition to traditional venture capital investments, we intend to make other private equity investments that typically will involve companies at a later stage of development. The term "private equity" refers broadly to investments in the assets or securities of operating companies through, for

APPENDIX


example, leveraged buy-outs, roll-ups and going private transactions. The managing members of DAE Advisers have extensive experience structuring and investing in these types of transactions as well as structured investments including: convertible and preferred debt, off-balance sheet securities, other equity and revenue-linked securities, warrants, options and common stock.



We intend to pursue private equity and structured investments in later stage companies that meet our investment criteria and that offer the opportunity for rapid growth. These investments may involve larger commitments of capital by us than would be typical for traditional venture capital investments and, accordingly, we expect a more attractive risk-reward profile for such investments.



Now I will hand the mic to                   .



Thanks, Peter.



VISUAL 5: LIFE SCIENCES INVESTMENTS



Imagery: Border and Fund logo.



Visual Text: Title: "Life Sciences Investments." Bullets: (1) "Marketplace Demands;" (2) "Technological Developments;" (3) "Economic Environment."



Script: (         ) (see "Investment Objective and Principal Strategies --
Principal Investment Strategies -- Emphasize Life Sciences Investments.") Life sciences is a dynamic and innovative industry which spans many sectors and utilizes numerous areas of science and technology. Several of these sectors have significant impact on the U.S. economy. For example, the healthcare sector represents about 14% of the U.S. Gross Domestic Product, with approximately $1.3 trillion in annual outlays.



We believe that the current industry dynamics present attractive investment opportunities. These dynamics include three main areas: marketplace demands, technological developments and economic environment.



With respect to market demands, there is a need for new therapies because existing ones do not adequately treat many serious diseases such as cancer, cardiovascular diseases, metabolic diseases, neurodegenerative diseases, infectious diseases and genetic diseases. In addition, the existing demand for innovative therapeutics will potentially increase because of the large and growing elderly population in the U.S. and other major countries; and finally, there remains a need for improved quality and reduced total cost of care. These marketplace demands have created investment opportunities in the life sciences industry.



There have also been recent technological developments that have created attractive investment opportunities in life sciences companies. For example, the advanced state of genetic research, antibody therapy, gene therapy, drug delivery, robotics and miniaturization has created investment opportunities with more attractive risk-reward profiles than in recent years when these technologies were relatively new and unproven, second the nascent state of Internet-related applications for the life sciences industry presents an attractive new field for potential investments; and third, the recent technological advances in genomics, information technology and semiconductor technology have created new tools to treat and diagnose serious medical conditions.



The general economic environment with regards to the life sciences industry provides attractive investment opportunities as well. These general economic characteristics include: high barriers to entry, including significant intellectual property protection, and substantial capital requirements for research and development projects; business models that are based on innovative and highly differentiated

APPENDIX


products and services; a large market for life sciences products and services with established channels of distribution; and lastly the demand for life sciences products and services that historically has been less affected by changes in general economic conditions.



VISUAL 6: LIFE SCIENCES INVESTMENTS



Imagery: Border and Fund logo.



Visual Text: Title: "Life Sciences Investments." Body: The Fund name is in the center of the slide. There are nine squares in a ring around the Fund name, each with an arrow pointing in towards the Fund name. The first square on the upper right side of the slide is titled: "Biotechnology" (test tube image). Moving clockwise around the Fund name, the squares are: "Genomics" (double helix image), "Proteomics" (molecule image), "Pharmaceuticals" (pill image), "Medical devices" (medical image), "Drug delivery" (syringe image), "Diagnostics" (chart image), "Predictive medicine" (stethoscope image), and "Healthcare information technology" (cross and 001 110 image).



Script: (          ) (see "Investment Objective and Principal Strategies --
Principal Investment Strategies -- Emphasize Life Sciences Investments.") We intend to invest the Fund primarily in companies operating in the life sciences industry, including the biotechnology, genomics, proteomics, pharmaceuticals, medical devices, drug delivery, diagnostics, predictive medicine and healthcare information technology sectors. We believe that the life sciences industry has strong growth potential driven by the need for new medical treatments, improved diagnostic tools and more efficient information processing systems. Additionally, we believe the current landscape of rapid technological and commercial expansion in the life sciences industry has created an attractive environment for venture capital, private equity and structured investments. In our opinion, the life sciences sector remains relatively underserved by venture capital and private equity investors. For example, in the third quarter of 1999, over $5.0 billion was invested in high technology related ventures, while only approximately $800 million was invested in healthcare related enterprises. In addition to representing high growth areas for investment, these areas are consistent with the investment and operating experience of the managing members of DAE Advisers.



VISUAL 7: FUND STRUCTURE



Imagery: Border and Fund logo. Flow chart: (beginning at the bottom) Two boxes labeled "Deal Flow" on the left and right of a box labeled "DAE Advisers Investment Sub-Adviser" Arrows starting at each "Deal Flow" box pointing in toward the "DAE Advisers" box. Arrow pointing up from the "DAE Advisers" to a box labeled "meVC Advisers Investment Adviser" and an arrow pointing up from the "meVC Advisers" box to a box labeled "meVC Delta Life Science Fund I."



Visual Text: Title: "Fund Structure."



Script: (         ) (see "Prospectus Summary -- The Fund," "The Offering,"
"Business," "Management -- Investment Adviser and Investment Sub-Adviser") Now that we have explained how we plan to invest the Fund's assets, it is important to describe how the Fund is structured. The Fund's investment adviser, meVC Advisers, will set the strategic and operational direction and will oversee the management of the Fund through the activities of the Fund's investment sub-adviser, DAE Advisers. meVC Advisers will also manage the Fund's day-to-day operations, including accounting, finance, marketing, record-keeping and regulatory compliance efforts.

APPENDIX


The Fund's investment sub-adviser, Diaz, Altschul & Enright Advisers, will identify, structure and negotiate investments for the Fund, as well as monitor and assist our portfolio companies in the accomplishment of their operating objectives. Potential deals will be shown to the Fund through DAE Advisers. On behalf of meVC Advisers and the Fund, DAE Advisers will undertake a rigorous review process to select for investment the companies that we believe have the highest growth and return potential.



VISUAL 8: INDUSTRY LEADING EXPERTISE



Imagery: Border and Fund logo.



Visual Text: Title: "Industry Leading Expertise." Sub-title: "Diaz, Altschul & Enright Advisers." Bullets: (1) "40+ years of investment experience in life sciences -- investing in venture stage companies, -entrepreneurial and managerial experience;" (2) "Experienced in investing in both venture stage and public companies;" (3) "Investment advisors to the Delta Fund (founded 1996) -- $100 million invested, -- focuses on life sciences."



Script: (         ) (see "Prospectus Summary -- The Fund," "Business,"
"Management -- Investment Sub-Adviser") The managing members of DAE Advisers, Reinaldo Diaz, Arthur Altschul, Jr., and Patrick Enright have over 40 years of combined investment experience, including experience investing in venture stage companies, as well as entrepreneurial and managerial experience in the life sciences industry. We have served on numerous boards of directors and have gained experience building venture and development stage companies into successful enterprises. Through our experience as fund managers, principal investors and operating executives, we have developed an extensive network of contacts throughout the industry from which we expect to generate numerous investment opportunities. We also have extensive understanding of the capital markets for life sciences companies, as well as direct experience investing in common stock, structured equity and debt of venture companies and development stage publicly traded companies. Additionally, we are also the investment advisors to the Delta Funds, a group of private investment funds with approximately $100 million in assets. The Delta Funds focus on making investments in healthcare and life sciences companies. Since 1996, we have structured over $250 million in investments.



VISUAL 9: INDUSTRY LEADING EXPERTISE



Imagery: Border and Fund logo.



Visual Text: Title: "Industry Leading Expertise." Sub-title: "Strategic Advisory Board." Bullets: (1) "Richard Barth," (2) "Gideon Goldstein, M.D. Ph.D.,"
(3) "Robert Langer, Sc.D.," (4) "Arnold Levine, Ph.D.," (5) "Joseph Schlessinger, Ph.D."



Script: (see "Management -- Strategic Advisory Board") The Fund has also established a Strategic Advisory Board of individuals who are highly knowledgeable about and recognized in the life sciences industry. The Advisory Board will consult from time to time with the Board of Directors, meVC Advisers and DAE Advisers, primarily with respect to scientific, technical and regulatory developments and trends affecting companies in the life sciences industry. The members are: Richard Barth, Gideon Goldstein, Robert Langer, Arnold Levine, and Joseph Schlessinger.

APPENDIX


Richard Barth most recently served as Chairman of the Board of the Ciba-Geigy Corporation and currently sits on the boards of Novartis Corporation, The Bank of New York, Bowater, Inc., and New York Medical College. He is also an emeritus member of the President's Council on Sustainable Development, having been appointed by President Clinton.



Dr. Gideon Goldstein is the founder of Thymon, LLC, a privately held biotechnology company. Previously, he was Chief Executive Officer and Executive Vice President of Johnson & Johnson's Immunobiology Research Institute.
Dr. Goldstein is responsible for numerous patented inventions that have been developed into marketed medical products, including the Ortho-mune-TM-diagnostic monoclonal antibodies for T-cell phenotyping and the Ortho-clone-TM-therapeutic monoclonal antibody for human transplant rejection treatment. He has also held numerous academic appointments at Sloan-Kettering, New York University School of Medicine, and the National Institutes of Health.



Dr. Robert Langer is a Chemical and Biomedical Engineering Professor at the Massachusetts Institute of Technology. He is also the Chairman of the Food and Drug Administration's SCIENCE Board, the FDA's highest advisory board. He is the only engineer to receive the Gairdner Foundation International Award; 52 recipients of this award have subsequently received a Nobel Prize, and he received the Lemelson-MIT prize, the world's largest prize for invention. He is also a member of the Institute of Medicine of the National Academy of Sciences, the National Academy of Engineering and the National Academy of Sciences. He is the only active member of all three United States National Academies. Additionally, both Forbes Magazine and BioWorld have named Langer as one of the top 25 most important individuals in biotechnology.



Dr. Arnold Levine, a cancer biologist, serves as President and Chief Executive Officer of Rockefeller University. Previously, he was a professor of Life Sciences at Princeton University, where he founded Princeton's molecular biology department. Dr. Levine's research accomplishments include the discovery of the p53 protein molecule that inhibits the development of cancer tumors. He also serves as a director of the Perkin-Elmer Corporation, Perkin-Elmer's Celera Genomics unit, Baxter International, Inc., Genomica Corporation and Advanced Medicine.



Dr. Joseph Schlessinger is the Director of the Skirball Institute of Biomolecular Medicine and a Professor and Chairman of Pharmacology at New York University. Previously, Dr. Schlessinger was a co-founder of SUGEN, Inc., now a division of Pharmacia. Dr. Schlessinger serves on the editorial boards of Cell, EMBO Journal, Molecular Cell, Protein Engineering, Molecular Cell Biology, Journal of Cell Biology, and Cell Growth and Differentiation. He is also a member of the National Academy of Sciences.



The members of the Advisory Board will assist in identifying target sectors for investment, but will not review or approve specific investment decisions. The Advisory Board will have no power to determine that any security or other investment be purchased or sold by the Fund.



Now I will hand the mic back to Peter who will describe further the operation of the Fund.



VISUAL 10: OPERATION OF THE FUND



Imagery: Border and Fund logo. Four pie charts represent the Fund's investment pace. On the left side of the slide pie chart one shows 10%-20% invested at approximately 6 months with an arrow pointing toward pie chart two. Pie chart two shows 25%-50% invested at approximately one year with an arrow pointing toward pie chart three. Pie chart three shows 75% invested at approximately two years with an arrow pointing at pie chart four. Pie chart four shows 100% at approximately three years.

APPENDIX


Visual Text: Title: "Operation of the Fund." Sub-title: "Investment Pace." Pie chart labels: Pie chart one: "10%-20% IN 6 MOS." Pie chart two: "25%-50% IN 1 YR." Pie chart three: "75% IN 2 YRS." Pie chart four: "100% IN 3 YRS." Footnote:
"*These figures are net of the 20% of the offering proceeds reserved for follow-on investments and future management fees. Additionally, these time periods are measured from the date of the offering."



Script: (Peter Freudenthal) (see "The Offering -- Use of Proceeds" and "Use of
Proceeds") Thanks, (         ). Since we have not yet identified any of our
investments, it may be important for you to understand the proposed investment timeline for the proceeds of this offering. Our intention is to reserve approximately 20% of the net offering proceeds for follow-on investments and future management fees. We expect to invest the net proceeds after reserves in accordance with our investment objective at the following rate: approximately 10% to 20% at or about six months from the offering date, approximately 25% to 50% at or about one year from the offering date, approximately 75% at or about two years from the offering date, and full investment at or about three years from the offering date. This period is due to the rigorous review process that DAE Advisers will undertake in an effort to select for investment portfolio companies that meet our investment objective. The investment review process will typically include identifying attractive sectors within the life sciences industry; market analysis; company and technology assessments; competitive analysis; evaluation of management; reference checks; risk analysis; and transaction size, pricing and structure analysis.



VISUAL 11: OPERATION OF THE FUND



Imagery: Border and Fund logo.



Visual Text: Title: "Operation of the Fund." Sub-title: "Diversification."
Bullets: (1) "Invest in at least 20 different companies;" (2) "Anticipate no more than 15% of assets per investment."



Script: (Peter Freudenthal) (see "Use of Proceeds") With regards to diversification, we believe that risk management is essential to achieving our investment objective, and we will manage our risk through extensive portfolio diversification within the life sciences industry. We intend to invest in at least 20 different companies, although the actual number of companies in which we invest will be a function of total funds available and the allocation of funds to venture capital, private equity, and structured investments. To ensure that the Fund has the freedom to select investments in companies that meet our investment objective, we do not anticipate imposing formal limits on the amount of our capital that may be invested in individual portfolio companies. However, we anticipate that no more than [15%] of our assets, based on the cost of our investments, will be committed at any one time to any one company. We may also invest up to 25% of its assets in high growth companies outside the life sciences industry.



VISUAL 12: OPERATION OF THE FUND



Imagery: Border and Fund logo.



Visual Text: Title: "Operation of the Fund." Sub-title: "Distributions."
Bullets: (1) "Annually -- 90% of net dividends & interest income;"
(2) "Periodically -- net capital gains when portfolio companies either sold or IPO."



Script: (Peter Freudenthal) (see "The Offering -- Distributions" and "Distributions") A minimum of one time per year, we will distribute at least 90% of the net dividend and interest income we receive from short-term investments. During the period in which we are evaluating and selecting portfolio

APPENDIX


companies in which to invest, we will invest our capital primarily in short-term investment grade securities. These investments will generate interest income for distribution. However, as we invest the proceeds of this offering in portfolio companies, we will have less interest income available for distribution. Generally, we intend to distribute realized capital gains, net of realized and unrealized capital losses and fees and expenses, that we generate. In addition, if a portfolio company is sold, merged or goes public, we may distribute cash or stock in either the portfolio company or the acquiring company. The timing of capital gains distributions will vary depending on when we liquidate our investments in individual portfolio companies.



VISUAL 13: OPERATION OF THE FUND



Imagery: Border and Fund logo.



Visual Text: Title: "Operation of the Fund." Sub-title: "Net Asset Value."
Bullets: (1) "Generally, value portfolio company securities at cost;"
(2) "Significant developments in a portfolio company may result in revaluation -- Board of Directors determines value."



Script: (Peter Freudenthal) (see "Valuation of Portfolio Securities") As a general principle, the current fair value of an investment is the amount that we might reasonably expect to receive for the asset if it were currently sold by us. There is a range of values that is reasonable for investments in private companies at any particular time. Generally, our Board of Directors will initially set the fair value of each of our investments at cost. Upon the occurrence of a significant development or other factor affecting a portfolio company, including results of operations, changes in general market conditions, subsequent financing or the availability of market quotations, our Board of Directors will determine whether such events provide a basis for valuing such investment at a number other than cost.



VISUAL 14: OPERATION OF THE FUND



Imagery: Border and Fund logo. Two boxes on the left side of the slide, one on top of the other. First box labeled: "Management Fee" Second box labeled:
"Incentive Compensation."



Visual Text: Title: "Operation of the Fund." Sub-title: "Fees & Expenses."
Bullets: (1) "2.5% of average weekly net assets; other annual expenses paid by meVC;" (2) "20% of annual realized capital gains net of realized and unrealized losses; typical of VC industry."



Script: (Peter Freudenthal) (see "Prospectus Summary -- Compensation of Investment Adviser and Investment Sub-Adviser" and "Fee Table and Synopsis") As compensation for its investment advisory, management and administrative services, the Fund has agreed to pay meVC Advisers an annual management fee equal to 2.5% of the Fund's average weekly net assets, payable in monthly installments. The Fund has also agreed to pay meVC Advisers annual incentive compensation equal to 20% of our annual realized capital gains net of realized and unrealized capital losses. Payment of this type of incentive compensation, referred to as a "carried interest," is typical in the venture capital and private equity industries. Carried interest payments provide an economic incentive for venture capital and private equity fund managers to select investments with the potential to achieve the greatest appreciation over time. We believe that payment of a carried interest is an important component of our ability to attract and retain high quality fund managers. As payment for its services as our investment sub-adviser, meVC Advisers has agreed to pay DAE Advisers 40% of the management fee, or an annual fee equal to 1.0% of our average weekly net assets, payable in monthly installments. meVC

APPENDIX


Advisers has also agreed to pay DAE Advisers additional compensation equal to 85% of any carried interest payment, or a carried interest equal to 17% of our annual realized capital gains net of realized and unrealized capital losses.



VISUAL 15: INVESTOR SUITABILITY



Imagery: Border and Fund logo.



Visual Text: Title: "Investor Suitability." Bullets: (1) "Significant Risk -- investors may lose some or all of their original investment;" (2) "Investment Objectives & Personal Situation;" (3) "Personal Net Worth, Income, Age, Risk Tolerance & Liquidity Needs"



Script: (Peter Freudenthal) (see "The Offering -- Suitability Requirements") An investment in the Fund's shares involves a considerable amount of risk because it is possible that you may lose some or all of your investment. You should not invest in the Fund's shares unless you can afford a total loss of your investment. Prior to making your investment decision, you should carefully review the Risk Factors described in our prospectus and consider the suitability of this investment with respect to your investment objectives and personal situation. And you should also consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.



VISUAL 16: SUMMARY



Imagery: Fund Logo with a faded double helix image background. Below the logo, there is a green band with the text "A venture capital and private equity fund."



Script: (Peter Freudenthal) To recap, the meVC Delta Life Sciences Fund I's investment objective is long-term capital appreciation primarily from venture capital, private equity and structured investments in life sciences companies. The minimum investment during this initial public offering period is 100 shares priced at $20 a share.



That concludes our "Meet the Management" presentation. Thank you for your time and interest.

--------------------------------------------------------------------------------

  Until         2000 all dealers effecting transactions in these securities whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the obligation of the dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------


  Additional information about the Fund has been included in a statement of additional information, or SAI, that has been filed with the Securities and Exchange Commission. A copy of the SAI may be obtained free of charge by writing to the Secretary of the Fund at 991 Folsom Street, San Francisco, California 94107, or by calling (877) 474-6382. This address and telephone number may also be used to obtain additional information about the Fund and to make stockholder inquiries. This prospectus and the SAI, as well as certain other information, will also be available on the Fund's website at
  [          ]. Such information may also be reviewed and copied at the SEC's
  Public Reference Room, Washington, D.C. 20549. Information about the Public Reference Room may be obtained by calling (202) 942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at http://www.sec.gov, and copies of such information may be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov or by written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


--------------------------------------------------------------------------------

                     MEVC DELTA LIFE SCIENCES FUND I, INC.
                   A VENTURE CAPITAL AND PRIVATE EQUITY FUND
                                UBS WARBURG LLC

--------------------------------------------------------------------------------

WRAPPER RIDER:

WRAPPER COVER


[MEVC DELTA LIFE SCIENCES FUND I LOGO]
(background - faded double helix)


A VENTURE CAPTIAL AND PRIVATE EQUITY FUND



UBS Warburg LLC




We have attached a Preliminary Prospectus containing more complete information about the meVC Delta Life Sciences Fund I. The attached Preliminary Prospectus should be read carefully before investing. The information in this document and in the attached Preliminary Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. Each of this document and the Preliminary Prospectus is not on offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.


INSIDE FRONT COVER

(column 1)

[MEVC DELTA LIFE SCIENCES FUND I LOGO]
(background - faded test tube rack)

FUND FOCUS

[test tube image]
BIOTECHNOLOGY

[double helix image]
GENOMICS

[molecule image]
PROTEOMICS

[pill image]
PHARMACEUTICALS

[medical device image]
MEDICAL DEVICES

[syringe image]
DRUG DELIVERY

[chart image]
DIAGNOSTICS

[stethoscope image]
PREDICTIVE MEDICINE

[cross and 001 110 image]
HEALTHCARE INFORMATION TECHNOLOGY


(column 2)

FACTS ABOUT THE OFFERING

THE OFFERING:
Initial public offering of common shares in a newly organized, closed-end investment company.

INVESTMENT OBJECTIVE:
Long-term capital appreciation from venture capital, private equity and structured investments in life sciences companies, including those focused in the biotechnology, genomics, proteomics, pharmaceuticals, medical devices, drug delivery, diagnostics, predictive medicine and healthcare information technology sectors. There can be no assurance that the Fund will achieve the investment objective.

INVESTMENT TYPES:
     -     Venture Capital
                -  Seed
                -  Expansion
                -  Mezzanine
     -     Private Equity
                -  Leveraged Buy-Outs
                -  Roll-Ups
                -  Privatizations
     -     Structured Investments
                -  Convertible and Preferred Debt
                -  Revenue-Linked Securities
                -  Off-Balance Sheet Securities

INVESTMENT ADVISER:
meVC Advisers, Inc.

INVESTMENT SUB-ADVISER:
Diaz, Altschul & Enright Advisers, LLC (DAE Advisers).

DISTRIBUTIONS:
The Fund intends to make its first distribution by December 31, 2000.

ANNUAL FUND EXPENSES:
2.5% management fee paid to meVC Advisers.

INCENTIVE COMPENSATION:
20% of the Fund's annual realized capital gains, net of realized and unrealized capital losses, paid to meVC Advisers. Payment of this type of incentive compensation, referred to as "carried interest" is typical in the venture capital and private equity industries.


(column 3)

DAE ADVISERS COMPENSATION:

meVC Advisers has agreed to pay DAE Advisers 40% of the management fee and 85% of any carried interest payments.

SHARE PRICE:
$20.00 per share, 100 share minimum.

Historically, the shares of closed-end funds have traded at a discount to their net asset values. In particular, our shares may trade at a discount even greater than other closed-end funds since we may not realize a return on our investments for a considerable amount of time.

EXPECTED OFFERING DATE:
Month xx, 2000.

EXPECTED TRADE DATE:
Not later than 90 days from the offering date.

LISTING:
NYSE Expected (symbol: "HVC").

DELIVERY:
DTC IPO Tracking System.

SUITABILITY:
An investment in the Fund's shares involves a considerable amount of risk. Because it is possible that you may lose some or all of your investment, you should not invest in our shares unless you can afford a total loss of your investment. Prior to making your investment decision, you should:

     - Consider the suitability of this investment with respect to your investment objectives and personal situation;
     - Consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs; and
     - Consult your broker or financial advisor to determine whether the risk profile of your account is suitable for this investment.
[MEVC LOGO]

GATEFOLD

INVESTMENT FOCUS AND STRATEGY

(column 1)

EMPHASIS ON LIFE SCIENCES

We believe that the life sciences industry has strong growth potential driven by the need for new medical treatments, improved diagnostic tools, and more efficient information processing systems. The current landscape of rapid technological and commercial expansion in the life sciences industry, in our opinion, has created an attractive environment for venture capital and private equity investors. We plan to focus our investments in the following sectors:

[Images and labels of industry sectors - see description on inside front cover]

ATRACTIVE FUNDAMENTALS

We believe that the current industry dynamics present attractive investment opportunities. These dynamics include three main areas: marketplace demands, technological developments and economic environment.

MARKETPLACE DEMANDS:

     -  Existing therapies do not adequately treat many serious diseases.
     - Large and growing elderly population will increase the demand for innovative therapeutics.
     - Major opportunities exist for new technology to improve quality and reduce total cost of care.

TECHNOLOGICAL DEVELOPMENTS:
     - Maturity of technologies such as genetic research, antibody therapy, gene therapy, drug delivery, robotics and miniaturization creates investment opportunities with more attractive risk-reward profiles than previously available when these technologies were relatively new and unproven.
     - Internet-related applications for the life sciences industry present new attractive potential investments.
     - Recent technological advances in genomics, information technology and semiconductor technology have created new tools to treat and diagnose serious medical conditions.

ECONOMIC ENVIRONMENT:
     - High barriers to entry exist including significant intellectual property protection and substantial capital requirements for research and development projects.
     - Attractive business models exist that are based on innovative and highly differentiated products and services.
     - There is a large market for life sciences products and services with established channels of distribution.
     - Demand for life sciences products and services historically has generally been less affected by changes in general economic conditions.

UTILIZE A FLEXIBLE VENTURE CAPITAL AND PRIVATE EQUITY INVESTMENT MODEL Traditional venture capital financing typically occurs in three stages: seed, expansion and mezzanine. Our investment strategy includes traditional venture capital investments primarily in life sciences companies with high growth potential. These investments will be made in all stages of venture capital financing with an emphasis on mezzanine and expansion round financing.

(column 3)
We also intend to make other private equity investments that typically will involve companies at a later stage of development, whether publicly traded or privately held. The term "private equity", in addition to traditional venture capital investments, refers broadly to investments in the assets or securities of operating companies through, for example, leveraged buy-outs, roll-ups and privatizations. Additionally, structured investments are generally long-term investments in publicly traded or privately held companies that are intended to offer greater protection of principal, such as debt securities whose principal amount is collateralized by assets owned by the issuer. We intend to pursue private equity and structured investments in later stage companies that meet our investment criteria and that offer the opportunity for rapid growth. Such investments may involve larger commitments of capital by us than would be typical for traditional venture capital investments and, accordingly, we expect a more attractive risk-reward profile for such investments.

HISTORICAL PERFORMANCE OF VENTURE CAPITAL AND PRIVATE EQUITY FUNDS [bar chart of data on page 2 of the Preliminary Prospectus]
[chart legend]
KEY:
Venture Capital
Private Equity
Venture Capital and Private Equity
S&P 500 Index

* The venture capital and private equity return figures were calculated by Venture Economics, a division of Thomson Financial Securities Data. These figures represent the pooled internal rates of return of venture capital and private equity funds, or pooled IRR. Unlike the S&P 500 Index, pooled IRR is a method of calculating an aggregate internal rate of return for a group of venture capital and private equity funds by summing cash flows together and calculating the internal rate of return on the portfolio cash flow. These benchmarks include all funds formed between 1989 and 1999 as of December 31,1999. Performance data is net of fees and carried interest. Past performance of the venture capital and private equity industries is not necessarily indicative of either industry's future performance, nor is it necessarily a good proxy for predicting the returns of the Fund.

[MEVC LOGO]

(column 4)
FUND MANAGEMENT

DIAZ, ALTSCHUL & ENRIGHT ADVISERS, LLC
[photo]
Reinaldo M. Diaz

[photo]
Arthur G. Altschul, Jr.

[photo]
Patrick G. Enright

DAE Advisers will identify, structure and negotiate investments for the Fund, as well as monitor and assist our portfolio companies in the accomplishment of their operating objectives.

Reinaldo M. Diaz, Arthur G. Altschul, Jr., and Patrick G. Enright are the managing members of DAE Advisers. They have over 40 years of combined investment experience, including experience investing in venture stage companies, as well as entrepreneurial and managerial experience in the life sciences industry.

Through their experience as fund managers, principal investors and operating executives, they have developed an extensive network of contacts throughout the industry that is expected to generate numerous investment opportunities. They also have extensive understanding of the capital markets for life sciences companies, as well as direct experience investing in common stock, structured equity and debt of venture capital companies and development stage publicly traded companies.

The managing members of DAE Advisers are also the investment advisers to the Delta Funds, a group of private investment funds with approximately $100 million in assets. The Delta Funds focus on making investments in healthcare and life sciences companies. Since 1996, the managing members of DAE Advisers have structured over $250 million in investments.

For companies presenting investment opportunities that meet the Fund's general criteria, DAE Advisers will perform extensive due diligence, including:

     -  Identifying attractive sectors within the life sciences industry
     -  Company and technology assessments
     -  Market analysis
     -  Competitive analysis
     -  Evaluation of management
     -  Risk analysis
     -  Transaction size, pricing and structure analysis

INVESTMENT TIMING AND REVIEW PROCESS

We expect to invest the net proceeds, after reserves, in accordance with our investment objective at the following rate:

[four pie charts -- pie chart 1: 10%-20% in 6 mos. (arrow pointing to pie chart
2) pie chart 2: 25%-50% in 1 yr. (arrow pointing to pie chart 3) pie chart 3:
75% in 2 yrs. (arrow pointing to pie chart 4) pie chart 4: 100% in 3 yrs.]

This period is due to the rigorous review process that DAE Advisers will undertake in an effort to select for investment portfolio companies that meet our investment objective. There can be no assurances that the Fund will be able to achieve its targeted investment pace.


STRATEGIC ADVISORY BOARD
Richard Barth - Former Chairman & CEO, Ciba-Geigy Corporation, Director, Norvartis Corporation


Gideon Goldstein - Former CEO & EVP, Immunobiology Research Institute (Johnson & Johnson)

Robert Langer - Professor of Chemical & Biomedical Engineering, MIT, Chairman of the FDA's SCIENCE Board

Arnold J. Levine - President & CEO, Rockefeller University, Director, Perkin-Elmer Corporation and Celera Genomics

Joseph Schlessinger - Director, Skirball Institute of Biomolecular Medicine, Chairman of Pharmacology, New York University, Co-founder, SUGEN, Inc. (now a division of Pharmacia)

The Strategic Advisory Board will consult from time to time with our Board of Directors, meVC Advisers and DAE Advisers, primarily with respect to scientific, technical and regulatory developments and trends affecting companies in the life sciences industry. The members of the Advisory Board will assist in identifying target sectors for investment, but will not review or approve specific investment decisions. The Advisory Board will have no power to determine that any security or other investment be purchased or sold by the Fund.

RISKS AND SPECIAL CONSIDERATIONS
You should carefully consider the risk factors in addition to the other information set forth in the Fund's Preliminary Prospectus before purchasing our shares. Investing in our common stock involves a high degree of risk. Purchasing shares of our common stock carries significant risk of losing some or all of your investment - please see "Risk Factors."

INSIDE BACK COVER
(column 1)

RISK FACTORS

INVESTMENT RISK:

Investing in our stock is highly speculative and you could lose some or all of the amount you invest. Thus, an investment in our stock may be inappropriate for your risk tolerance. The value of our common stock may decline and may be affected by numerous market conditions, which could result in the loss of some or all of your investment in our shares. The securities markets frequently experience extreme price and volume fluctuation that affect market prices for securities of companies in general, and life sciences companies in particular. Because of our focus on the life sciences industry, our stock price is likely to be impacted by these market conditions. General economic conditions and general conditions in the life sciences industries will also affect our stock price.

VENTURE CAPITAL RISK:

The possibility that our portfolio companies will not be able to commercialize their products and technologies presents significant risk. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. Additionally, even if our portfolio companies are able to develop commercially viable products and services, the markets for new products and services are highly competitive and rapidly changing. Commercial success is difficult to predict and the marketing efforts of our portfolio companies may not be successful. Their inability to do so could adversely affect our investment returns. Additionally, our investment focus on privately held companies and other securities that are not publicly traded presents certain challenges. Generally, very little public information exists about these companies and we will be required to rely on the ability of the members of DAE Advisers to obtain information about these companies. Other challenges presented by investments in these companies include less diverse product lines and small market presence, dependence on the talents and efforts of a few key personnel, the vulnerability of these companies to economic downturns, the competitive threat posed to these companies by other early-stage companies and more established companies, and the dependence by some of these companies on additional capital that may not be readily available. These factors could affect our investment returns.

LIFE SCIENCES INDUSTRY RISK:

Because we intend to invest a majority of the Fund's assets in life sciences companies, you should be aware of certain special considerations and risk factors relating to investment in such companies. These risks include intense competition, rapid technological change and obsolescence, and pervasive regulatory requirements of federal and state governments. Accordingly, in addition to the risks associated with any strategy seeking capital appreciation, the Fund's portfolio will bear the additional risks that many life sciences companies may be subject to, and may be adversely affected by some of the same general trends relating to demand for products and services. An investment in the Fund should not be considered a balanced investment program and is intended to represent a part of a more complete investment program.

NO CURRENT MARKET FOR FUND SHARES:

There is currently no secondary market for our shares and there is no assurance that one will develop in the near future, if ever. We intend to apply for authorization to list our shares on the New York Stock Exchange, but trading will commence not later than 90 days after the date of the offering. Prior to this date, the underwriters do not intend to make a market in our shares, although we cannot be certain that a limited market will not develop. Consequently, an investment in our shares will be illiquid, at least in the short term.

CLOSED-END STRUCTURE:

We are a closed-end fund and will not redeem our shares at the request of shareholders and shareholders cannot exchange shares of our common stock for shares of any other fund. This means that if you wish to sell our shares you must do so on the market at the then prevailing price. Historically, the shares of closed-end funds have traded at a discount to their net asset value. In particular, our shares may trade at a discount even greater than other closed-end funds since we may not realize a return on our investments for a considerable amount of time. Additionally, because we expect it to take approximately three years to fully invest the net proceeds of the offering, less an appropriate reserve for follow-on investments and future management fees, there is an increased risk in the short term that our shares will trade at a discount.

(column 2)
LIQUIDITY RISK:

We intend to make investments as rapidly as possible consistent with our investment objective. However, it is likely that a significant period of time will be required before we are able to fully invest the proceeds of this offering, and a portion of our funds will be held in reserve for follow-on investments and future management fees. Additionally, with venture capital, private equity and structured investments it may take at least several years before the portfolio company is in a position to sell its shares in a public offering or engage in a sale or merger. A portion of the securities of our portfolio companies will be "restricted" under Rule 144 of the Securities Act and thus cannot be sold unless we satisfy the requirements of Rule 144. Accordingly, it may be several years before we are able to sell our investments and make any distributions of gains to our stockholders.

NO IDENTIFIED INVESTMENTS:

We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by the managing members of DAE Advisers, subject to the approval of our board of directors, and our shareholders will not have input into our investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

CONFLICTS OF INTEREST:

There are significant potential conflicts of interest inherent in our structure and business model. We do not anticipate having independent managers or employees and thus must rely upon meVC Advisers and DAE Advisers to provide administrative services as well as investment advisory services. The principals of both meVC Advisers and DAE Advisers perform or may perform similar services for other investment funds and serve as officers or directors of other entities, and are thus not able to devote all of their time to the Fund. They may also have obligations to investors in those other investment funds, the fulfillment of which might not be in the best interests of the Fund. It is possible that new investment opportunities that meet the Fund's investment objective that are offered to or reviewed by an affiliated fund may not be offered to or reviewed by either the managing members of DAE Advisers or the Fund. Both meVC Advisers and DAE Advisers have an interest in our profits which may impact any decisions they may make with respect to our investments in portfolio companies. Additionally, affiliates of DAE Advisers may receive brokerage or investment banking fees from portfolio companies in which we invest in connection with structuring investments for, or providing advice to, portfolio companies. Moreover, our legal counsel may also serve as legal counsel to meVC Advisers and DAE Advisers. Finally, the interests of a company in which we invest may, from time to time, conflict with the best interests of one or more of our shareholders.

PORTFOLIO VALUATION:

Valuing our portfolio in the future will be difficult and inexact and may not reflect the true value of our investments in portfolio companies. There is typically no public market for the securities of small, privately held companies. Our board of directors will value our portfolio from time to time based on their best estimate of the value of each of our individual investments in portfolio companies. Our board of directors may also consult with accounting firms, investment banks and other consulting firms when needed, to assist in valuation of our investments. Portfolio valuation, however, is inherently subjective. The net asset value set by our board of directors may not reflect the price at which you could sell our shares in the open market.

NO PRIOR HISTORY AND RELATIONSHIP WITH THE INVESTMENT SUB-ADVISER:

Although the managing members of DAE Advisers have considerable experience in making investments in life sciences companies, both the Fund and meVC Advisers were only recently formed, with the Fund having no operating history, and meVC Advisers having a limited operating history. Our success in identifying investment opportunities and pursuing and managing such investments is, to a large degree, dependent upon the expertise, experience and contacts of the managing members of DAE Advisers and its ability to attract and retain quality personnel. Moreover, during the life of the Fund, the membership in DAE Advisers may change and

(column 3)

could have an adverse effect on our ability to achieve our investment objective. Additionally, a change in our relationship with meVC Advisers and DAE Advisers could have an adverse effect on our ability to achieve our investment objective. The sub-advisory agreement may be terminated by meVC Advisers, DAE Advisers or the Fund, and the advisory agreement may be terminated by meVC Advisers or the Fund, in either case upon delivery of written notice of termination at least 60 days prior to the termination date. Moreover, meVC Advisers and DAE Advisers have agreed that, in the event either such agreement is terminated involuntarily with respect to the other party, both parties will be prohibited from providing, directly or indirectly, future investment advisory services to the Fund. Thus, if the advisory agreement or sub-advisory agreement is terminated, our success will depend in large part on our ability to obtain investment advisory services similar to those offered by DAE Advisers. We are likely to experience difficulty in obtaining comparable services. If we are unable to obtain these services, or if we are only able to do so on less favorable terms than those offered by DAE Advisers, it will have a significant negative impact on our investment returns.

RETURNS:

Past performance of the venture capital and private equity industries is not necessarily indicative of their future performance, nor is it necessarily a good proxy for predicting the returns of the Fund. We cannot guarantee that we will meet the rates of return historically realized by these industries. Moreover, our overall return will almost certainly be reduced by certain factors related to our structure as a publicly traded business development company, including the lower return we are likely to realize on short-term liquid investments during the period in which we are identifying potential investments, and the periodic disclosure required of business development companies, which could result in the Fund being less attractive as an investor to certain potential portfolio companies.

HEDGING ACTIVITIES:

We may engage in hedging activities, including short sales of securities and purchase of put and call options, in an effort to protect the value of our investment portfolio from changes in the market value of securities in which we have invested, or in the market value of securities into which securities in our portfolio are convertible. However, hedging activities may not be successful in protecting against losses, and the cost of hedging activities may result in lower profits than could have been realized if we did not engage in hedging activities.

OBLIGATIONS OF SOME PORTFOLIO COMPANIES:

Some companies in which we invest may experience cash flow problems or other financial difficulties. A portfolio company may default on its obligations to pay interest or principal on its outstanding obligations. An issuer of convertible debt, preferred stock or warrants may default on its obligation to issue the common shares into which such debt or preferred stock or warrants are convertible. Portfolio companies may be unable, or default in their obligation, to register securities which we own.

COMPETITIVE RISK:

The market for venture capital and private equity investments is highly competitive. In some cases, our status as a regulated business development company may hinder our ability to participate in investment opportunities. We will likely face substantial competition in our investing activities from private venture capital and private equity funds, investment affiliates of large industrial, technology, service and financial companies, small business investment companies, wealthy individuals and foreign investors. As a regulated business development company, we are required to disclose quarterly the name and business description of portfolio companies and the value of any portfolio securities. Many of our competitors are not subject to this disclosure requirement. Our obligation to disclose this information could hinder our ability to invest in certain portfolio companies. Additionally, other regulations, current and future, may make us less attractive as a potential investor to a given portfolio company than a private venture capital or private equity fund not subject to the same regulations.

INVESTMENT OPPORTUNITY RISK:

The venture capital and private equity industries are growing, and with more capital readily available, our success will be largely dependent on a continuing supply of favorable investment opportunities. There has been a significant amount of new capital invested in venture capital and private equity funds in recent years and this trend is likely to continue. With the amount of capital available, some companies that may

(column 4)

have had difficulty in obtaining funding in the past may be able to do so more easily, notwithstanding that the chances of success for these investments may be low. In addition, there is likely to be an increasing amount of competition among venture capital and private equity funds for the best investment prospects. Thus, our success will be largely dependent on our ability to find the most favorable opportunities in a highly competitive venture capital and private equity market, while avoiding the marginal prospects.

MARKET RISK:

Our success will be significantly affected by the state of the securities markets in general, and more specifically by the market for the life sciences industry. Any adverse change in the public financial markets could significantly impact our ability to realize our investment objective. Our ability to achieve attractive investment returns will also depend upon the availability of strategic or financial acquirers of our portfolio companies. The interest of potential buyers in acquiring our portfolio companies will vary with general economic conditions and the valuations that they are willing to place on our portfolio companies will vary with the valuations of comparable publicly traded companies.

OTHER HIGH GROWTH INVESTMENTS:

In addition to investments in life sciences companies, we may invest up to 25% of the Fund's assets in other high growth industries. Such investments will consist primarily of venture capital and other private equity investments in information technology companies, computer hardware and software companies, and other technology companies that we believe have high growth potential over the long term. We will screen potential portfolio companies from these other sectors according to prescribed investment criteria and will assess their technologies, products, target markets and management teams, as we believe necessary. There can be no assurance that our investments in other high growth industries will produce a rate of return equal to or greater than our investments in the life sciences industry.

TAX TREATEMENT RISK:

If we are unable to comply with Subchapter M of the Internal Revenue Code in any given year, we will lose pass-through tax treatment, which could substantially reduce the amount of income available for distribution to our stockholders. We intend to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify for Subchapter M status, we must meet qualifying income distribution and asset diversification requirements. In each year in which we are able to meet the requirements of Subchapter M, we will generally not be subject to federal taxation on net investment income and net capital gains that we distribute to our stockholders. If we are not able to meet the requirements of Subchapter M in any given year, however, our income would be fully taxable at the federal level, which could result in a substantial reduction in income available for distribution to our stockholders. If we fail to meet the requirements of Subchapter M in our first taxable year or, with respect to later years, for more than two consecutive years and then seek to requalify under Subchapter M, we would be required to recognize gain to the extent of any unrealized appreciation on our assets. In that case, any gain recognized by the Fund likely would be distributed to shareholders as a taxable distribution.

ERISA/IRA INVESTMENT RISK:

If you are an employee benefit plan subject to the Employee Retirement Income Security Act of 1974 (ERISA) or an individual retirement account (IRA), you must determine that the investment in shares of our common stock is prudent and meets your investment guidelines. You should also assure yourself that the investment is not a prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code. We cannot guarantee that our assets will not be considered "plan assets" of your plan or IRA.

ARTICLES OF INCORPORATION AND BYLAWS:

Our articles of incorporation and bylaws contain certain provisions that may serve to deter a hostile takeover and thus may limit your ability to sell our shares at a premium over market prices. Further, our articles of incorporation may limit the ability of our stockholders to convert the fund to an open-end investment company.

You should carefully consider these risks and the risk contained in the attached Preliminary Prospectus under "Risk Factors" in addition to the other information in the Preliminary Prospectus before purchasing our shares. Purchasing shares of our common stock carries significant risk of losing some or all of your investment.

[MEVC LOGO]

BACK COVER

[MEVC DELTA LIFE SCIENCES FUND I LOGO]

A VENTURE CAPITAL AND PRIVATE EQUITY FUND

UBS Warburg LLC

                      SUBJECT TO COMPLETION--JULY 21, 2000


                      STATEMENT OF ADDITIONAL INFORMATION

                            ------------------------

                                         SHARES

                     MEVC DELTA LIFE SCIENCES FUND I, INC.

                   A VENTURE CAPITAL AND PRIVATE EQUITY FUND

                                  COMMON STOCK

                               ------------------


    This SAI is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of meVC Delta Life Sciences Fund I, Inc., dated July 21, 2000. A copy of the prospectus may be obtained by contacting us as set forth below.


                            ------------------------

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                            ------------------------


                     MEVC DELTA LIFE SCIENCES FUND I, INC.
                               991 FOLSOM STREET
                        SAN FRANCISCO, CALIFORNIA 94107
                           TELEPHONE: (877) 474-6382



July 21, 2000

Table of Contents of the
Statement of Additional Information


Investment policies.........................................    3

Management..................................................    7

Investment Company Act regulation...........................    9

Potential conflicts of interest.............................   10

Federal income tax matters..................................   10

ERISA matters...............................................   15

Transfer agent and registrar................................   16

Dividend disbursing agent...................................   16

Custodian...................................................   16

Sub-administrator...........................................   16


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND IN THIS SAI. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THE PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION IS ACCURATE ON ANY DATE OTHER THAN THE DATE SET FORTH ON THE FRONT COVER OF THE PROSPECTUS OR OF THIS SAI.

THE PROSPECTUS AND THIS SAI CONTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. WE USE WORDS SUCH AS "ANTICIPATES," "BELIEVES," "PLANS," "EXPECTS," "FUTURE," "INTENDS" AND SIMILAR EXPRESSIONS TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THIS PROSPECTUS ALSO CONTAINS FORWARD-LOOKING STATEMENTS ATTRIBUTED TO THIRD PARTY SOURCES RELATING TO ESTIMATES REGARDING VENTURE CAPITAL INVESTING AND THE GROWTH OF THE LIFE SCIENCES AND RELATED INDUSTRIES. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS FOR MANY REASONS, INCLUDING THE RISKS FACED BY US DESCRIBED IN "RISK FACTORS" AND ELSEWHERE IN THE PROSPECTUS AND IN THIS SAI.

Investment policies

COMMON STOCK: CONVERTIBLE PREFERRED STOCK

Our venture capital, private equity and structured investments will typically be negotiated directly with the issuer in private transactions. Although our investments in portfolio companies may be in common stock, our investments will often be in the form of preferred stock that is convertible to common stock under certain circumstances, including the sale by the company of shares of its common stock in an initial public offering. Preferred stock offers many advantages over common stock, including:

    - In the event the company is liquidated or sold, the holders of preferred stock receive payment prior to and in preference to the holders of common stock.

    - Preferred stockholders typically have protective provisions that can have the effect of prohibiting certain transactions, including a sale of the company, unless the holders of a majority of the preferred stock approve such transaction.

    - Holders of preferred shares are often granted the right to elect one or more members of the company's board of directors.

DEBT SECURITIES

Our investments in portfolio companies are not limited to common and preferred stock. We have the investment flexibility to invest in portfolio companies through other types of instruments if we believe that such alternative investments are in your best interests. Such other investments might include debt securities (which may or may not be convertible into equity securities) and structured debt securities whose value is linked to the sales of a particular product. Debt securities in which we may invest may be unsecured or they may be collateralized by other assets owned or controlled by the issuing company.

WARRANTS AND OTHER RIGHTS TO PURCHASE EQUITY OR DEBT SECURITIES

When we believe it appropriate, we may acquire warrants and other rights to purchase at a later date equity or debt securities of our portfolio companies. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants typically do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the portfolio company. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

TEMPORARY INVESTMENTS

Pending investments in the types of securities described above, we will invest our cash in:

    - U.S. Government securities,

    - Repurchase agreements with federally-insured banks with a maturity date of seven days or less, the underlying instruments of which are securities issued or guaranteed by the federal government,

    - Certificates of deposit in a federally insured bank with a maturity date of one year or less and in a maximum amount equal to the limit on federal deposit insurance,

    - Deposit accounts maintained in a federally insured bank subject to withdrawal restrictions of one year or less, up to the limit of federal deposit insurance, and

    - Certificates of deposit or deposit accounts in federally insured banks in excess of the maximum amount of deposit insurance if the insured bank is deemed to be well-capitalized by the Federal Deposit Insurance Corporation.

FOLLOW-ON INVESTMENTS

After our initial investment, we anticipate that we will often provide additional or follow-on financing to the portfolio companies. Follow-on investments may be made pursuant to rights to acquire additional securities or otherwise increase our ownership position in a successful or promising company. We may choose to provide follow-on investments for a number of other reasons, including providing necessary financing for a company to implement its business plan, or develop a new line of business or product.

INDEBTEDNESS

We may use leverage to raise all or a portion of the funds required to make follow-on investments and to meet operating expenses. Such borrowing would normally occur in the later years of our operations when our investment portfolio may have significant value but limited liquidity.

AVERAGE INVESTMENT

Our investment in any one of our portfolio companies will vary depending on the stage of the company's growth, the quality and completeness of its management team, the perceived business opportunity, the size of the investment sought by the issuing company and the expected return from our investment.

MARGIN

We will not purchase any securities on margin, except for use of short-term credit necessary for the clearance of transactions.

CERTAIN INVESTMENT TECHNIQUES FOR HEDGING PURPOSES

As described in the prospectus, we may use certain investment techniques to provide hedging with respect to investments in our portfolio. We will engage in such hedging transactions in an effort to protect the value of our investment portfolio from changes in the market value of securities in which we have invested, or in the value of securities into which securities in our portfolio are convertible. There can be no assurance that our hedging activities will be successful, or that losses will be avoided, and the cost of hedging activities may result in lower profits than would have been realized if we did not engage in hedging at all.

We may engage in the following hedging transactions:

    - SHORT SALES. We may make short sales of securities. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. We may make short sales as a form of hedging to offset potential declines in long positions in securities that we own, or anticipate acquiring, or in similar securities.

     When we make a short sale of a security that we do not own, we must borrow the security sold short and deliver it to the broker/dealer or other intermediary through which we make the short sale. We may have to pay a fee to borrow particular securities and we will often be obligated to pay over any payments received on such borrowed securities.

     Our obligation to replace the borrowed security when the borrowing is called our expires will be secured by collateral deposited with the intermediary. We will also be required to deposit collateral with our custodian to the extent, if any, necessary so that the value of collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which we borrowed the security regarding payment of any amount received on such security, we may not receive any payments (including interest) on our collateral deposited with such intermediary.

     If the price of the security sold short increases between the time of the short sale and the time we replace the borrowed security, we will incur a loss; conversely, if the price declines, we will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although our gain is limited by the price at which we sold the security short, our potential loss theoretically is unlimited.

    - OPTIONS. We may use options on securities to attempt to hedge against the overall level of investment risk associated with the Fund's portfolio investments. We may purchase or sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that we intend or have the right to include in the Fund's portfolio holdings.

     The use of options involves special considerations and risks. First, the successful use of options depends upon our ability to predict movements of the overall securities markets, which requires different skills than predicting changes in individual securities. While the Sub-Adviser is experienced in the use of options, there can be no assurance that any particular strategy will work. Second, there might be an imperfect correlation, or even no correlation, between price movements of an option and price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressure on the markets in which the hedging instrument is traded. Finally, option hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     When we purchase put options, we generally have the right to sell the underlying security at the exercise price at any time until or on the expiration date. We may enter into closing sale transactions with respect to such options, exercise such options, or permit such options to expire. We may purchase a put option on an underlying security owned by the Fund in order to protect against an anticipated decline in the value of the security. We may also purchase put options at a time when we do not own the underlying security. By purchasing options on a security that the Fund does not own, we seek to benefit from a decline in the market price of the underlying security. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security is eventually sold. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs (unless the put option is sold in a closing sale transaction). If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, we will lose our entire investment in that put option.

     When we purchase call options, we generally have the right to buy the underlying security at the exercise price at any time until or on the expiration date. We may enter into closing sale transactions with respect to such options, exercise such options, or permit such options to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security for our portfolio at an established price by protecting against increases in the cost of the security. Used in this manner, the purchase of call options would enable the Fund to acquire the security at the exercise price of the call option plus the premium paid. In order for the purchase of a call option to be profitable, the market price of the underlying security must increase sufficiently above the exercise price to cover the premium and transaction costs (unless the call option is sold in a closing sale transaction). At times, the net cost of acquiring the security in this manner may be less than the cost of acquiring the security directly.

     We may sell, or write, covered or uncovered put or call options. A covered call option, which is a call option with respect to which the Fund owns the underlying security sold by the Fund, exposes the Fund during the term of the option to possible loss of the opportunity to realize appreciation in the market price of the underlying security, and does not affect the Fund's continued exposure to depreciation in the market price of the security held. A put option written by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security. Uncovered call and put options are options sold by the Fund which are not covered by securities held in the Fund's portfolio, and expose the Fund to the risk of loss if the value of the securities subject to the option appreciate in value (in the case of a call option) or depreciate in value (in the case of a put option).

Management


                                        (2)                              (3)
              (1)                POSITION(S) HELD              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE             WITH REGISTRANT               DURING PAST FIVE YEARS
---------------------            ----------------              -----------------------
Peter S. Freudenthal* 36         Chairman, Chief     Chairman, President and Director,
meVC Delta Life Sciences         Executive Officer   meVC.com, Inc., San Francisco, California;
  Fund I, Inc.                   and Director        Vice- Chairman and Director, meVC Draper
991 Folsom Street                                    Fisher Jurvetson Fund I, Inc., San
San Francisco, California 94107                      Francisco, California; Vice President and
                                                     Senior Equity Research Analyst, Robertson
                                                     Stephens & Company, San Francisco,
                                                     California.

Patrick G. Enright* 38           Director            Managing Member, Diaz, Altschul & Enright
meVC Delta Life Sciences                             Advisers, LLC, Menlo Park, California;
  Fund I, Inc.                                       Managing Member, Diaz & Altschul Group, LLC,
991 Folsom Street                                    New York, New York; Director,
San Francisco, California 94107                      Valentis, Inc., Burlingame, California;
                                                     Chief Financial Officer and Vice President
                                                     of Business Development, Valentis, Inc.,
                                                     Burlingame, California.

[Insert Director]                Director
meVC Delta Life Sciences
  Fund I, Inc.
991 Folsom Street
San Francisco, California 94107

[Insert Director]                Director
meVC Delta Life Sciences
  Fund I, Inc.
991 Folsom Street
San Francisco, California 94107

[Insert Director]                Director
meVC Delta Life Sciences
  Fund I, Inc.
991 Folsom Street
San Francisco, California 94107

Andrew E. Singer 29              President           Chief Executive Officer and Director,
meVC Delta Life Sciences                             meVC.com, Inc., San Francisco, California;
  Fund I, Inc.                                       President, meVC Draper Fisher Jurvetson
991 Folsom Street                                    Fund I, Inc., San Francisco, California;
San Francisco, California 94107                      Senior Associate, Robertson Stephens &
                                                     Company, San Francisco, California; Director
                                                     of New Business, The Shansby Group, San
                                                     Francisco, California.

                                        (2)                              (3)
              (1)                POSITION(S) HELD              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE             WITH REGISTRANT               DURING PAST FIVE YEARS
---------------------            ----------------              -----------------------
Paul Wozniak 36                  Vice President,     Chief Operating Officer, meVC.com, Inc., San
meVC Delta Life Sciences         Chief Financial     Francisco, California; Vice President, Chief
  Fund I, Inc.                   Officer and         Financial Officer and Treasurer, meVC Draper
991 Folsom Street                Treasurer           Fisher Jurvetson Fund I, Inc., San
San Francisco, California 94107                      Francisco, California; Vice President and
                                                     Director, Mutual Fund Operations, GT
                                                     Global, Inc. / AIM Funds, San Francisco,
                                                     California.

Kenneth Priore 30                Secretary           Internal Counsel and Director of Policy and
meVC Delta Life Sciences                             Compliance, meVC.com, Inc., San Francisco,
  Fund I, Inc.                                       California; Secretary, meVC Draper Fisher
991 Folsom Street                                    Jurvetson Fund I, Inc., San Francisco,
San Francisco, California 94107                      California; Managing Attorney: Third Party
                                                     Actions, Arbitration and Litigation, Office
                                                     of Corporate Counsel, Charles Schwab & Co.,
                                                     San Francisco, California.


------------------------

*   Interested person as defined in Section 2(a)(19) of the Investment Company
    Act.

Our independent directors will receive payment of certain fees and reimbursement of their expenses as follows:

    - Compensation of $[     ] per month.


    - Compensation of $[     ] for each meeting of our Board of Directors, or a
      committee of the board of directors, in which each such independent director participates, either in person or by telephone, up to a maximum of six per year for attendance at meetings of the full Board of Directors.



    - Reimbursement for out-of-pocket expenditures relating to attendance at meetings of the full board of directors or a committee of the Board of Directors and for other expenses.


meVC Advisers will bear all fees and expenses associated with our independent directors.


Pursuant to the investment advisory agreement with meVC Advisers, and subject to the supervision and oversight of our Board of Directors, meVC Advisers will be responsible for our day-to-day operations, administration and regulatory compliance, including the following:


    - Setting and maintaining our strategic direction;

    - Maintaining our financial records;


    - Preparing financial and accounting reports for presentation to our Board of Directors and stockholders and for filing with governmental agencies;


    - Calculating and publishing our net asset value;

    - Overseeing the preparation and filing of our tax returns;


    - Preparing and providing reports to our Board of Directors and stockholders; and


    - Overseeing generally the payment of our expenses and the performance of administrative and professional services rendered to us by others.

meVC Advisers will also have responsibility, subject to oversight by our Board of Directors, of evaluating, investigating and selecting investments for our portfolio, including follow-on and temporary investments and borrowing.


meVC Advisers will pay its own costs and expenses, including any costs and expenses incurred by it when acting on our behalf, and has also agreed to pay certain of our costs and expenses, including the following:

    - Operating expenses incurred in the ordinary conduct of our business, including expenses associated with our office facilities and clerical, bookkeeping and record keeping services,

    - All expenses related to calculating and publishing our net asset value,

    - All of the fees and expenses payable to our independent directors,

    - All fees and expenses of our legal counsel, independent accountants, outside consultants, custodian and transfer agent and registrar,

    - All expenses related to printing and mailing share certificates, reports and notices to stockholders and proxy statements,

    - All expenses related to meetings of our directors and stockholders, and

    - All federal and state registration fees.


Subject to the oversight and supervision of our Board of Directors, DAE Advisers will be responsible for:


    - Negotiating and structuring investments and implementing our investment objective, including analyzing and selecting our portfolio investments, and

    - Providing managerial assistance and guidance to the companies in which we invest by serving on the boards of directors, assisting in the selection of management personnel, performing market and product analysis, and the formulating marketing and financing strategies.

DAE Advisers will pay all of its own costs and expenses, including any costs and expenses incurred by it when acting on our behalf for meVC Advisers.

Investment company act regulation

As described in the prospectus, the Investment Company Act places certain restrictions on the types of assets we may hold to maintain our qualification as a business development company, and requires us to provide or make available significant managerial assistance to the companies in which we invest. In addition, we are prohibited from investing in certain types of companies, including brokerage firms, insurance companies and investment banking firms.

As a business development company, we are permitted, under certain specified conditions, to issue multiple classes of senior debt and a single class of interests senior to the shares of our common stock offered for sale pursuant to the prospectus. We can do so, however, only if our asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or the senior interests, and we do not make any distribution to our stockholders or repurchase any shares of our common stock at any time when our asset coverage ratio has fallen below 200%.

As a business development company, we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company, without the affirmative vote of a majority of our outstanding shares.

Potential conflicts of interest

OTHER ACTIVITIES OF THE INVESTMENT ADVISERS

We do not anticipate having independent management or employees and will rely upon our directors, meVC Advisers and DAE Advisers for management and administration of the Fund, as well as the selection of our investments. The directors, officers and members of meVC Advisers and DAE Advisers may have conflicts of interest in allocating their time to, and performing services for, us and for other funds in which they are involved. In addition, meVC.com, the parent of meVC Advisers, may also sponsor additional funds with similar investment objectives. Nevertheless, we believe that meVC Advisers, meVC.com and DAE Advisers have sufficient personnel to satisfy all of their responsibilities. The members of DAE Advisers have legal and financial obligations with respect to their other funds that are similar to their obligations to us.

TIMING OF DISPOSITION OF FUND INVESTMENTS

meVC Advisers and DAE Advisers each have an interest in our profits and losses. Their interests may, in some cases, be inconsistent with your interests with respect to the timing of disposition of our investments in portfolio companies. Our directors will, however, exercise supervisory and oversight authority over their actions. Our directors have a fiduciary duty imposed by applicable law to act in our best interests.

LEGAL REPRESENTATION

Our legal counsel may also provide services to meVC Advisers. If a conflict in representation arises and cannot be resolved, or if the consent of the respective parties cannot be obtained to the continuance of such dual representation after full disclosure of such conflict, such counsel will withdraw from the representation of one or both of the parties with conflicting interests with respect to the matter involved. Our legal counsel has not acted and will not act on the behalf of any purchaser of shares of our common stock in connection with this offering. Each prospective purchaser of our shares should consult with its own counsel prior to purchasing our shares.

CONFLICTS WITH PORTFOLIO COMPANIES

The interests of a company in which we invest may, from time to time, conflict with your best interests. If meVC Advisers or DAE Advisers becomes actively involved in the management of any of our portfolio companies, they will resolve such conflicts of interest in what they consider to be your best interests.

Federal income tax matters

You should consult your own tax adviser with respect to the tax considerations applicable to a purchase of shares of our common stock. This discussion does not address all aspects of federal income taxation relevant to holders of our common stock in light of their personal circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers. This discussion does not address any aspects of foreign, state or local tax laws.

We intend to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. To qualify for such treatment, we must distribute to our stockholders for each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income from interest and dividends and net short-term capital gains). We must also meet several additional requirements, including:

    - At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, and gains from sales or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to our business of investing in securities; and

    - As of the close of each quarter of our taxable year:

    -- at least 50% of the market value of our total assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that
       (1) we do not hold more than 10% of the voting securities of any issuer of such other securities and (2) such other securities of any one issuer do not represent more than 5% of our total assets; and

    -- no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

The diversification requirements outlined above are liberalized in the case of certain investment companies. In particular, if we, as a business development company, meet certain requirements described below, the 50% diversification requirement is modified so that we may include in our 50% pool of investments the value of the securities of any issuer (even if we hold more than 10% of the issuer's voting securities) so long as at the time of the latest investment in that issuer's securities the tax basis we have in all securities issued by the issuer does not exceed 5% of the total value of all of our assets. This exception does not apply if we have continuously held any securities of that issuer (or any predecessor) for a period of ten or more years.

For the modified diversification requirement rule to apply for any taxable year, the SEC must determine and certify to the Internal Revenue Service, or the IRS, no more than 60 days prior to the close of that taxable year that we are principally engaged in furnishing capital to corporations that themselves are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available. For purposes of these determinations, a corporation is considered principally engaged in such development or exploitation for at least ten years after our first acquisition of any security in such corporation (or any predecessor) if, at the date of the original acquisition, the issuer corporation (or any predecessor) was principally so engaged. In addition, we will be considered at any date to be furnishing capital to any corporation whose securities we hold, if within ten years before that date, we acquired securities in that corporation.

The modified diversification requirement rule does not apply to any quarter if, at the close of that quarter (and for at least thirty days thereafter), more than 25% of the value of our total assets is represented by securities of issuers with respect to each of which (i) we hold more than 10% of its outstanding voting securities and (ii) we have continuously held any security of that issuer (or a predecessor) for ten or more years.

If we were unable to qualify for treatment as a regulated investment company for any taxable year, we would be subject to tax on our ordinary income and capital gains at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property. If we fail to meet the requirements of Subchapter M in our first taxable year or, with respect to later years, for more than two consecutive years and then seeks to requalify under Subchapter M, we may be required to recognize gain to the extent of any unrealized appreciation on our assets.

If, for any taxable year, we qualify as a regulated investment company and distribute to stockholders at least 90% of our "investment company taxable" income as defined in the Code, we will not be subject to federal income tax on the portion of that taxable income and gains we distribute to stockholders for that year. We will be subject to regular corporate income tax (currently at rates up to 35%) on any undistributed net investment income and undistributed net capital gain. In addition, if we distribute in a timely manner the sum of at least (i) 98% of our ordinary income for each calendar year and (ii) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year plus (iii) any income not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies. We will be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends (other than capital gain dividends) paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

If we acquire debt obligations that were originally issued at a discount, or that bear interest at rates that are not fixed (or certain "qualified variable rates") or that is not payable at regular intervals over the life of the obligation, we will be required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation, regardless of whether the income is received by us, and we may be required to make distributions to continue to qualify for treatment as a regulated investment company or to avoid the 4% excise tax on certain undistributed income. In that event, we might be required to sell temporary investments or other assets to meet the distribution requirement.

For any period during which we qualify for treatment as a regulated investment company for federal income tax purposes, distributions to stockholders attributable to our ordinary income (including dividends, interest and original issue discount) and net short-term capital gains generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Distributions in excess of our earnings and profits will first be treated as a return of capital which reduces the stockholder's adjusted basis in his or her shares of common stock and then as gain from the sale of shares of our common stock. Distributions of our net long-term capital gains (designated by us as capital gain dividends) will be taxable to each stockholder as long-term capital gains regardless of the stockholder's holding period for his or her common stock. Corporate stockholders generally will be eligible for the 70% dividends-received deduction with respect to ordinary income (but not capital gain) dividends to the extent of the dividends we received from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (i) declare such dividend prior to the due date for filing our return for that taxable year, (ii) make the election in that return, and
(iii) distribute the amount in the 12 month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made (subject to the October, November, December rule described above).

To the extent that we retain any net long-term capital gains, we may designate them as "deemed distributions" and pay tax thereon for the benefit of our stockholders. In that event, each stockholder will report his or her share of the retained long-term capital gains on his or her individual tax returns as if that share had been received and will be entitled to a credit for the tax paid thereon by us. The amount of the deemed distribution net of such tax then will be added to the stockholder's cost basis for his or her common stock. Since we expect to pay tax on capital gains at regular corporate tax rates and the rate payable by individuals on those gains can be as low as 20%, the amount of credit that individual stockholders may take is expected to exceed the amount of tax they would be required to pay on capital gains. Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the taxes paid on their behalf.

Section 1202 of the Code permits the exclusion, for federal income tax purposes, of 50% of any gain (subject to certain limitations) realized upon the sale or exchange of "qualified small business stock" held for more than five years. Generally, qualified small business stock is stock of a domestic corporation acquired on original issue (directly or through an underwriter) from the issuing corporation, which must (i) at all times up to the date of issuance and immediately thereafter have assets of not more than $50 million and
(ii) throughout substantially all of the holder's holding period for the stock be actively engaged in the conduct of a "qualified trade or business." If we acquire qualified small business stock, hold that stock for at least five years and dispose of that stock at a profit, a stockholder who held shares of our Common Stock at the time we purchased the qualified small business stock and at all times thereafter until we disposed of that stock would be entitled to exclude from taxable income 50% of that stockholder's share of such gain. 42% (28% for stock the holding period for which begins after December 31, 2000) of any amount so excluded would be treated as a tax preference item for alternative minimum tax purposes. Comparable rules apply under the qualified small business stock "rollover" provisions of section 1045 of the Code, under which gain otherwise reportable by individuals with respect to sales by us of qualified small business stock held for more than six months can be deferred if we reinvest the sales proceeds within 60 days in other qualified small business stock.

A stockholder may recognize taxable gain or loss if the stockholder sells or exchanges shares of our common stock. Any gain or loss from the sale or exchange of common stock generally will be treated as capital gain or loss if the common stock is held as a capital asset and will be treated as long-term capital gain or loss if the stockholder has held the common stock for more than one year. However, any capital loss from a sale or exchange of shares of common stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends (or undistributed capital gains) received with respect to those shares of common stock.

We may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to certain non-corporate stockholders who fail to provide us with their correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, or if the IRS notifies us that the stockholder is subject to backup withholding. Any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to stockholders that are nonresident aliens or foreign partnerships, trusts or corporations. Foreign stockholders should consult their tax advisers with respect to the possible U.S. federal, state and local and foreign tax consequences of an investment in the Fund.

Unless an exception applies, we will mail to each stockholder, as promptly as possible after the end of each taxable year, a notice detailing, on a per distribution basis, the amounts includible in the stockholder's taxable income for that year as ordinary income, as net realized capital gains (if applicable) and as "deemed" distributions of capital gains, including taxes paid by us with respect thereto. In addition, absent an exemption, the federal tax status of each year's distributions will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Stockholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Under our Dividend Reinvestment Plan, all cash distributions to stockholders will be automatically reinvested in additional whole and fractional shares of our common stock unless you elect to receive cash. For federal income tax purposes, however, you will be deemed to have constructively received cash and the amount thereof should be included in your income to the extent the constructive distribution otherwise represents a taxable dividend for the year in which such distribution is credited to your account. The amount of the distribution is the value of the shares of common stock acquired through the Plan.

The use of hedging strategies, such as purchasing options, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses we realize in connection therewith. Gains from options we derive with respect to our business of investing in securities will be treated as qualifying income under the 90%-of-gross-income requirement outlined above.

Certain listed nonequity options (such as those on a securities index) in which we may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts we hold at the end of our taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax on certain undistributed income and gains mentioned above. These rules may operate to increase the amount that we must distribute (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to stockholders as ordinary income, and to increase the net capital gain we recognize, without in either case increasing the cash available to us. We may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by us in accordance with the regulations under the Code, at least one (but not all) of the positions of which are section 1256 contracts).

Code section 1092 (dealing with straddles) also may affect the taxation of certain options in which we may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If we make certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions are not entirely clear.

If a call option we purchased lapses, we will realize short-term or long-term capital loss, depending on our holding period for the security subject thereto. If we exercise a purchased call option, the premium we paid for the option will be added to the basis of the subject securities.

If we have an "appreciated financial position"--generally, an interest (including an interest through an option or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enter into a "constructive sale" of the position, we will be treated as having made an actual sale thereof, with the result that we will recognize gain at that time. A constructive sale generally consists of a short sale or an offsetting notional principal contract entered into by us or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and we hold the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is our risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

ERISA matters

The provisions of the Employee Retirement Income Security Act of 1974, as amended, or ERISA, are complex. Consequently, if you are subject to ERISA, you should consult with your own financial and legal advisers prior to investing in our shares of common stock.

If you are fiduciary of a pension, profit-sharing or other employee benefit plan which is subject to ERISA or a person purchasing our shares on behalf of an Individual Retirement Account, may wish to consider the requirements of ERISA and/or the Internal Revenue Code, as applicable, in the context of your particular circumstances before purchasing our shares of common stock. Among other factors, you may wish to consider:

    - Whether an investment in our shares satisfies the prudence requirements of
      Section 404(a)(1)(B) of ERISA;

    - Whether an investment in our shares satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA;

    - Whether an investment in our shares is in accordance with your governing documents as required by Section 404(a)(1)(D) of ERISA;

    - Whether an investment in our shares will trigger a prohibited transaction in violation of Section 406 of ERISA or Section 408(e)(2) or 4975 of the Internal Revenue Code; and

    - To what extent the definition of "plan assets" under ERISA and Department of Labor regulations may affect an investment in our shares.

Neither ERISA nor the Internal Revenue Code defines "plan assets." However, pursuant to Department of Labor regulations, the assets of certain pooled investment vehicles, including certain partnerships, may be treated as "plan assets." If our assets are deemed to be "plan assets" of an employee benefit plan or an IRA that purchases our shares of common stock:

    - The prudence standards and other ERISA provisions will be deemed applicable to our investments in portfolio companies;

    - Those who have investment discretion over your assets will be liable under ERISA for our investments in portfolio companies that do not conform to the ERISA standards; and

    - Certain transactions that we may enter into in the future in the ordinary course of our business might constitute prohibited transactions under ERISA and/or the Internal Revenue Code. A prohibited transaction, in addition to imposing potential personal liability upon fiduciaries of plans subject to ERISA, may also result in the imposition of an excise tax under the Internal

      Revenue Code upon the disqualified person participating in the prohibited transaction. Such an event could also result in disqualification of the IRA.

Our assets would not be considered "plan assets" under ERISA and Department of Labor regulations as long as our shares of common stock are "publicly-offered securities". Under the regulations, a share will be considered a "publicly-offered security" if it is widely held, freely transferable, and sold to an ERISA plan or IRA pursuant to an effective registration statement under the Securities Act of 1933, as amended, provided that our shares are registered under the Securities Exchange Act of 1934 within a specified time period. Whether a security is considered "freely transferable" depends on the facts and circumstances of each case. Generally, if the security is part of an offering in which the minimum investment is $10,000 or less, certain restrictions, by themselves, will not prevent the security from being considered freely transferable. The minimum investment permitted in our shares is $2,000 and we have imposed no restrictions on transfer or assignment of the shares, other than the limitations set forth under "Suitability requirements." A class of securities is considered "widely-held" if, immediately after the initial offering, it is owned by 100 or more investors independent of the issuer and of one another.

We believe that our shares of common stock will be considered "publicly-offered securities" and that our assets will not be considered "plans assets" of the ERISA plans and IRAs that buy our shares.

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company will act as our Transfer Agent and
Registrar.

DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company will act as our Dividend Disbursing Agent.

CUSTODIAN

State Street Bank and Trust Company will act as our Custodian with responsibility for the safekeeping of our assets covered under the Custodian Agreement.

SUB-ADMINISTRATOR

State Street Bank and Trust Company will act as our Sub-Administrator.

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    The following financial statements and exhibits are filed as part of the Registration Statement.


1.     Financial Statements.

       + Statement of Assets and Liabilities of Registrant, dated as of May
       26, 2000.

2.     Exhibits:

           *a  Articles of Incorporation of Registrant.

           *b  Bylaws of Registrant.

            c  Not applicable.

          **d  Form of share certificate.

          **e  Form of Dividend Reinvestment Plan.

            f  Not applicable.

        +g(1) Form of Investment Advisory Agreement between Registrant and meVC Advisers, Inc.

       **g(2)  Form of Investment Sub-Advisory Agreement between meVC
               Advisers, Inc. and Diaz, Altschul & Enright Advisers, LLC.

          **h  Form of Underwriting Agreement.

            i  Not applicable.

          **j  Form of Custodian Agreement between Registrant and
                           .

       **k(1)  Form of Registrar, Transfer Agency and Service Agreement
               between Registrant and             .

        +k(2)  Form of Sub-Administration Agreement between State Street
               Bank and Trust Company and meVC Advisers, Inc. on behalf of Registrant.

        +k(3) Form of Indemnification Agreement for Registrant's directors and officers.

          **l  Opinion and Consent of Kirkpatrick & Lockhart LLP,
               Washington, D.C.

            m  Not applicable.

           +n  Consent of PricewaterhouseCoopers, Boston, Massachusetts.

            o  Not applicable.

            p  Not applicable.

            q  Not applicable.


------------------------

+   filed herewith


*   previously filed



**  to be filed by amendment


ITEM 25. MARKETING ARRANGEMENTS.

    Not Applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

Registration fees...........................................  $

Legal fees..................................................

NASD fees...................................................

Accounting fees.............................................

Printing fees...............................................

Miscellaneous fees..........................................
                                                              ------------

Total fees..................................................  $
                                                              ============

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    Each of the following entities may be deemed to be under common control with the Registrant:

    None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.


    As of July 21, 2000:


TITLE OF CLASS                                                HOLDERS OF RECORD
--------------                                                -----------------
Common Stock, $.001 par value...............................         -1 -

ITEM 29. INDEMNIFICATION.

    Reference is made to the provisions of Article Twelfth of Registrant's Articles of Incorporation and Article IX of Registrant's Bylaws, each of which is filed as an exhibit to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    meVC Advisers, Inc., a Delaware corporation, is Registrant's investment adviser. meVC Advisers is a wholly-owned subsidiary of meVC.com, Inc., a Delaware corporation. Other than the services provided to Registrant and described in this Registration Statement, meVC Advisers provides investment management and advisory services to one other business development company, meVC Draper Fisher Jurvetson Fund I, Inc. The list required by this Item 30 of officers and directors of meVC Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV, filed by meVC Advisers with the Securities and Exchange

Commission pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-57346), on February 24, 2000.


    Diaz, Altschul & Enright Advisers, LLC, a Delaware limited liability company, is an investment adviser under contract as an investment sub-adviser with meVC Advisers. DAE Advisors is a newly organized company with no prior operating history. Other than the services provided to meVC Advisers and described in this Registration Statement, DAE Advisers currently provides no investment management or advisory services to any other person or entity. The list required by this Item 30 of members, officers and directors of DAE Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such members, officers and directors during the past two years, is incorporated by reference to Schedules C and D of the Form ADV, filed by DAE Advisers with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-57617), on May 16, 2000.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.


Fund:       meVC Delta Life Sciences Fund I, Inc.
            991 Folsom Street
            San Francisco, California 94107

Custodian:  State Street Bank and Trust Company
            225 Franklin Street
            Boston, Massachusetts 02110

Investment  meVC Advisers, Inc.
Adviser:    991 Folsom Street
            San Francisco, California 94107


ITEM 32. MANAGEMENT SERVICES.

    Not Applicable.

ITEM 33. UNDERTAKINGS.

    1. Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

    2.  Registrant undertakes:

       (a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

            (i) to include any prospectus required by Section 10(a)(3) of the
                Securities Act;

            (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

           (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

       (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

       (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    3.  Registrant undertakes that:

       (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

       (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    4. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, Registrant's Statement of Additional Information.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on the 21st day of July, 2000.


                                MEVC DELTA LIFE SCIENCES FUND I, INC.

                                By:           /s/ PETER S. FREUDENTHAL
                                     -----------------------------------------
                                                Peter S. Freudenthal
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been executed by the following persons in the capacities indicated on July 21st, 2000.



             NAME                         TITLE
             ----                         -----

   /s/ PETER S. FREUDENTHAL     Chairman, Chief Executive
------------------------------    Officer and Director
     Peter S. Freudenthal         (principal executive
                                  officer and director)

  /s/ PATRICK G. ENRIGHT  *     Director
------------------------------
      Patrick G. Enright

       /s/ PAUL WOZNIAK         Vice President, Treasurer,
------------------------------    and Chief Financial
         Paul Wozniak             Officer (principal
                                  financial and accounting
                                  officer)


------------------------

* By Kenneth Priore, pursuant to power of attorney previously filed.

                                 EXHIBIT INDEX


       EXHIBIT          EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
                   *a   Articles of Incorporation of Registrant.

                   *b   Bylaws of Registrant.

                  **d   Form of Share Certificate.

                  **e   Form of Dividend Reinvestment Plan.

                +g(1)   Form of Investment Advisory Agreement between Registrant and
                        meVC Advisers, Inc.

               **g(2)   Form of Investment Sub-Advisory Agreement between meVC
                        Advisers, Inc. and Diaz, Altschul & Enright Advisers, LLC.

                  **h   Form of Underwriting Agreement.

                  **j   Form of Custodian Agreement between Registrant and
                                    .

               **k(1)   Form of Registrar, Transfer Agency and Service Agreement
                        between Registrant and             .

                +k(2)   Form of Sub-Administration Agreement between State Street
                        Bank and Trust Company and meVC Advisers, Inc. on behalf of
                        Registrant.

                +k(3)   Form of Indemnification Agreement for Registrant's directors and officers.

                  **l   Opinion and Consent of Kirkpatrick & Lockhart LLP,
                        Washington, D.C.

                   +n   Consent of PricewaterhouseCoopers, Boston, Massachusetts.


------------------------

+   Filed herewith


*   Previously filed



**  To be filed by amendment

                                                      REGISTRATION NO. 333-38096

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    EXHIBITS
                                       TO
                                    FORM N-2

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                     MEVC DELTA LIFE SCIENCES FUND I, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------